[LOGO] SECURITY BENEFIT(SM)
                                                     Security Distributors, Inc.


Prospectus                    May 1, 2006


--------------------------------------------------------------------------------
SBL FUND
--------------------------------------------------------------------------------


                              |_|   Series A (Equity Series)

                              |_|   Series B (Large Cap Value Series)

                              |_|   Series C (Money Market Series)

                              |_|   Series D (Global Series)

                              |_|   Series E (Diversified Income Series)

                              |_|   Series H (Enhanced Index Series)

                              |_|   Series J (Mid Cap Growth Series)

                              |_|   Series N (Managed Asset Allocation Series)

                              |_|   Series O (Equity Income Series)

                              |_|   Series P (High Yield Series)

                              |_|   Series Q (Small Cap Value Series)

                              |_|   Series V (Mid Cap Value Series)

                              |_|   Series X (Small Cap Growth Series)

                              |_|   Series Y (Select 25 Series)

                              |_|   Series Z (Alpha Opportunity Series)


                              --------------------------------------------------
                              The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.
                              --------------------------------------------------

TABLE OF CONTENTS


Series' Investment Objectives and Strategies................................   3
    Series A (Equity Series)................................................   3
    Series B (Large Cap Value Series).......................................   3
    Series C (Money Market Series)..........................................   4
    Series D (Global Series)................................................   5
    Series E (Diversified Income Series)....................................   5
    Series H (Enhanced Index Series)........................................   6
    Series J (Mid Cap Growth Series)........................................   7
    Series N (Managed Asset Allocation Series)..............................   8
    Series O (Equity Income Series).........................................   9
    Series P (High Yield Series)............................................   9
    Series Q (Small Cap Value Series).......................................  10
    Series V (Mid Cap Value Series).........................................  11
    Series X (Small Cap Growth Series)......................................  11
    Series Y (Select 25 Series).............................................  12
    Series Z (Alpha Opportunity Series).....................................  12

Principal Risks.............................................................  14
    Market Risk.............................................................  15
    Smaller Companies.......................................................  15
    Value Stocks............................................................  15
    Growth Stocks...........................................................  15
    Short Sales.............................................................  15
    Management Risk.........................................................  15
    Foreign Securities......................................................  15
    Emerging Markets........................................................  15
    Equity Derivatives......................................................  15
    Leverage................................................................  16
    Active Trading..........................................................  16
    Interest Rate Risk......................................................  16
    Credit Risk.............................................................  16
    Prepayment Risk.........................................................  16
    Senior Loans............................................................  16
    Special Situation Investments/Securities in Default.....................  17
    Mortgage-Backed Securities..............................................  17
    Restricted Securities...................................................  18
    High Yield Securities...................................................  18
    Focused Investment Strategy.............................................  18
    Non-Diversification.....................................................  18
    Investment in Investment Companies......................................  18
    Technology Stocks.......................................................  18
    Overweighting...........................................................  18
    Additional Information..................................................  18

Portfolio Holdings..........................................................  18

Past Performance............................................................  19

Fees and Expenses of the Series.............................................  35

Investment Manager..........................................................  36
    Management Fees.........................................................  36
    Portfolio Managers......................................................  38

Sub-Advisers................................................................  39
    Portfolio Managers......................................................  40
    More Information About Portfolio Managers...............................  41

Purchase and Redemption of Shares...........................................  41
    Revenue Sharing Payments................................................  42
    Market Timing/Short-Term Trading........................................  42

Distributions and Federal
    Income Tax Considerations...............................................  43

Determination of Net Asset Value............................................  44

Investment Policies and Management Practices................................  44
    Foreign Securities......................................................  45
    Emerging Markets........................................................  45
    Smaller Companies.......................................................  45
    Convertible Securities and Warrants.....................................  45
    Asset-Backed Securities.................................................  45
    Mortgage-Backed Securities..............................................  45
    Senior Loans............................................................  46
    Initial Public Offering.................................................  47
    High Yield Securities...................................................  47
    Hard Asset Securities...................................................  48
    Guaranteed Investment Contracts ("GICs")................................  48
    Futures and Options.....................................................  48
    Hybrid Instruments......................................................  48
    Swaps, Caps, Floors and Collars.........................................  49
    When-Issued Securities and Forward Commitment Contracts.................  49
    Cash Reserves...........................................................  49
    Shares of Other Investment Vehicles ....................................  49
    Borrowing...............................................................  49
    Securities Lending......................................................  49
    Portfolio Turnover......................................................  49

General Information.........................................................  50
    Contractowner Inquiries.................................................  50

Financial Highlights........................................................  50

Appendix A
    Description of Short-Term Instruments...................................  61
    Description of Commercial Paper Ratings.................................  61
    Description of Corporate Bond Ratings...................................  61

--------------------------------------------------------------------------------

Series' Investment Objectives and Strategies

Listed below are the investment objectives and principal investment strategies for each of the Series of the SBL Fund (the "Fund"). Unless expressly designated as "fundamental," all policies and procedures of the Series, including their investment objectives, may be changed by the Fund's Board of Directors at any time without shareholder approval. As with any investment, there can be no guarantee that the Series will achieve their investment objectives.

Series A (Equity Series)

FUND FACTS
--------------------------------------------------------------------------------
Objective: Long-term growth of capital
Benchmark: Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series A seeks long-term growth of capital.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series A pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Series typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

In choosing equity securities, Security Management Company, LLC (the "Investment Manager") uses a blended approach, investing in growth stocks and value stocks. Growth-oriented stocks are stocks of established companies that typically have a record of consistent earnings growth. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented stocks to attempt to reduce the Series' potential volatility, although there is no guarantee that such stocks will make Series A less volatile. Value-oriented companies are companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Series typically sells a security when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or falls short of the Investment Manager's expectations, among other reasons.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to maintain exposure to the equity markets, or to increase returns.

The Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit to the Series from any upswing in the market.

Series B (Large Cap Value Series)

FUND FACTS
--------------------------------------------------------------------------------
Objective: Long-term growth of capital
Benchmark: Russell 1000 Value Index

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series B seeks long-term growth of capital.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series B pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by large-capitalization companies (those whose total market value is $10 billion or greater at the time of purchase). Series B's investments may include common stocks, ADRs, preferred stocks, futures and options, and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

In choosing securities, the Investment Manager primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative analysis and fundamental research to identify securities

--------------------------------------------------------------------------------
that appear favorably priced and that may be able to sustain or improve their pre-tax Return on Invested Capital over time. The Series may, consistent with its status as a diversified mutual fund, focus its investments in a limited number of issuers.

The Series may invest a portion of its assets in futures contracts, options on futures contracts, and options on securities. These instruments are used to hedge the Fund's portfolio, to maintain exposure to the equity markets, or to increase returns.

The Series invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these investments as a way of managing its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity.

The Series typically sells a security when it is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.

Under adverse or unstable market conditions, the Series may invest some or all of its assets in cash, repurchase agreements, government bonds or money market securities. While the Series would do so only in an attempt to avoid losses, it may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Series of any upswing in the market.

Series C (Money Market Series)

FUND FACTS
--------------------------------------------------------------------------------
Objective: As high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities
Benchmark: The iMoneyNet First Tier
           Retail Money Funds Average

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series C seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series C pursues its objective by investing in a diversified and liquid portfolio of primarily the highest quality money market instruments, which may include restricted securities as discussed under "Principal Risks." Generally, the Series is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, and the remaining assets may be invested in securities with the second-highest credit rating. The Series is not designed to maintain a constant net asset value of $1.00 per share, and it is possible to lose money by investing in the Series. The Series is subject to certain federal requirements which include the following:

o     Maintain an average dollar-weighted portfolio maturity of 90 days or less

o Buy individual securities that have remaining maturities of 13 months or less

o     Invest only in high-quality, dollar-denominated, short-term obligations

A money market instrument is a short-term debt instrument issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have maturity dates of 13 months or less and may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements. See Appendix A for a more complete description of the different money market instruments and credit quality ratings.

The Investment Manager attempts to increase return and manage risk by (1) maintaining an average dollar-weighted portfolio maturity within 10 days of the Series' benchmark, the Money Fund Report published by iMoneyNet, Inc.; (2) selecting securities that mature at regular intervals over the life of the portfolio; (3) purchasing only commercial paper in the top two tiers; and (4) constantly evaluating alternative investment opportunities for diversification without additional risk.

--------------------------------------------------------------------------------

Series D (Global Series)

FUND FACTS
--------------------------------------------------------------------------------
  Objective: Long-term growth of capital.
  Benchmark: MSCI World Index
Sub-Adviser: OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series D seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series D pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Series primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While the Series may invest in the United States, there is no limit on its foreign investments. Series D may invest in emerging market countries. Investments in debt securities may be made when market conditions are uncertain.

The Series may also invest a portion of its assets in options, futures contracts, and foreign currencies, which may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

The Series may actively trade its investments without regard to the length of time they have been owned by the Series. This active trading will increase the costs the Series incurs.

The Investment Manager has engaged OppenheimerFunds, Inc. ("OppenheimerFunds") to provide investment advisory services to Series D. OppenheimerFunds uses a disciplined thematic approach to choose securities in foreign and U.S. markets. By considering the effect of key worldwide growth trends, OppenheimerFunds focuses on areas it believes offer some of the best opportunities for long-term growth. These trends include: (1) the growth of mass affluence; (2) the development of new technologies; (3) corporate restructuring; and (4) demographics.

OppenheimerFunds looks for the following:

o     Stocks of small, medium and large growth-oriented companies worldwide

o     Companies that stand to benefit from one or more global growth trends

o Businesses with strong competitive positions and high demand for their products or services

o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities

To lower the risks of foreign investing, such as currency fluctuations, OppenheimerFunds generally diversifies the Series' investments broadly across countries and industries.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit to the Series from any upswing in the market.

Series E (Diversified Income Series)

FUND FACTS
--------------------------------------------------------------------------------
Objective: Current income with security of principal
Benchmark: Lehman Brothers Aggregate Bond Index

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series E seeks to provide current income with security of principal.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series E pursues its objective by investing, under normal market conditions, primarily in a diversified portfolio of investment grade debt securities. The Series expects to maintain a dollar-weighted average duration of 3 to 10 years. The debt securities in which the Series invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, the Investment Manager diversifies the Series' holdings among asset classes and individual securities. The asset classes in which the Series invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities as well as total return, interest and index swap agreements.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used

--------------------------------------------------------------------------------
to hedge the Series' portfolio, enhance income, or as a substitute for purchasing or selling securities. The Series may also invest in restricted securities.

Debt securities, which are also called bonds or debt obligations, are like loans. The issuer of the bond, which may be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the principal) on a certain date (the maturity date). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as zero coupon bonds, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), although some bonds' interest rates may adjust periodically based upon a market rate. Payment-In-Kind bonds pay interest in the form of additional securities.

Investment grade securities are debt securities that have been determined by a rating agency to have a medium to high probability of being paid or, if unrated, are of equivalent quality as determined by the Investment Manager, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service.

The Investment Manager uses a "bottom-up" approach in selecting asset classes and securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cash flow, position in its market, capital structure, general economic factors and market conditions, as well as global market conditions.

"Bottom-up approach" means that the Investment Manager looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Investment Manager considers when analyzing individual issuers include relative earnings growth, profitability trends, the issuer's financial strength, valuation analysis and strength of management.

To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security relative to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Series.

Credit quality rating is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed (or, if unrated, the Investment Manager believes its credit quality has deteriorated); (3) if the Investment Manager believes diversification of the Series is compromised due to mergers or acquisitions; or (4) to meet redemption requests, among other reasons.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, debt obligations consisting of repurchase agreements, and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit to the Series from any upswing in the market.

Series H (Enhanced Index Series)

FUND FACTS
--------------------------------------------------------------------------------
  Objective: Outperform the S&P 500 Index.
  Benchmark: S&P 500 Index
Sub-Adviser: Northern Trust Investments, N.A.

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series H seeks to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series H pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks that make up the index. The S&P 500 Index is a well-known stock market index composed of 500 selected common stocks that

--------------------------------------------------------------------------------
represent approximately two-thirds of the total market value of all U.S. common stocks.

The Investment Manager has engaged Northern Trust Investments, N.A. ("NTI") to provide investment advisory services to Series H as a sub-adviser. Using a quantitative discipline, NTI determines whether the Series should, relative to the proportion of the S&P 500 Index that the stock represents, (1) overweight - invest more in a particular stock, (2) underweight - invest less in a particular stock, or (3) hold a neutral position in the stock - invest a similar amount in a particular stock. While the majority of issues held by the Series will be similar to those comprising the S&P 500 Index, unlike an S&P 500 index fund, approximately 150 issues will be over- or under-weighted relative to the index. In addition, NTI may determine that certain S&P 500 stocks should not be held by the Series in any amount. NTI believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500 Index.

The Series may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500 Index.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase return potential or to maintain exposure to the equity markets. In addition, to enhance return potential, the Series may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit to the Series from any upswing in the market.

Series J (Mid Cap Growth Series)

FUND FACTS
--------------------------------------------------------------------------------
Objective: Capital appreciation
Benchmark: Russell 2500 Growth Index

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series J seeks capital appreciation.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series J pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Growth Index. The index currently consists of securities of companies with capitalizations that range from $26 million to $11.160 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities.

The Investment Manager selects equity securities that it believes are attractively valued and have significant potential for appreciation. The Series typically sells a stock if its growth prospects diminish, or if better opportunities become available.

The Investment Manager uses a "bottom-up" approach to choose portfolio securities. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly. The Series is therefore subject to the risks associated with investing in small capitalization companies. Certain securities in which Series J may invest are restricted securities, which may be illiquid.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets. The Series may also invest in ADRs.

The Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit to the Series from any upswing in the market.

--------------------------------------------------------------------------------

Series N (Managed Asset Allocation Series)

FUND FACTS
--------------------------------------------------------------------------------
  Objective: High level of total return
  Benchmark: S&P 500 Index
Sub-Adviser: T. Rowe Price Associates, Inc.

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series N seeks a high level of total return.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series N pursues its objective by investing, under normal market conditions, approximately 60% of its total assets in U.S. and foreign common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods where the fixed income portion may range between 30-50% and the equity portion between 50-70%.

The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide investment advisory services to the Series as a sub-adviser.
T. Rowe Price generally concentrates common stock investments in larger, established companies but may invest in small- and medium-sized companies with good growth prospects. The Series' exposure to smaller companies is not expected to be substantial and will not constitute more than 30% of the equity portion of the Series. Up to 35% of the equity portion of the Series may be invested in foreign (non-dollar-denominated) equity securities. The fixed income portion of the portfolio will be allocated as follows:

Investment Grade Securities...........................................   50-100%
High Yield Securities ("Junk Bonds")..................................     0-30%
Foreign (Non-Dollar-Denominated)
  High Quality Debt Securities........................................     0-30%
Mortgage-Backed Securities............................................     0-30%
Cash Reserves.........................................................     0-20%

Bonds will be primarily investment-grade and chosen from across the entire government, corporate and mortgage-backed (including derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) bond market. Maturities and duration of the fixed income portion will reflect T. Rowe Price's outlook for interest rates, although the Series will focus primarily on fixed income securities with intermediate to long maturities. The Series may also invest in foreign stocks and bonds for diversification.

The precise mix of equity and fixed income will depend on T. Rowe Price's outlook for the markets. When deciding upon asset allocations within the prescribed limits, T. Rowe Price may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. Shifts between stocks and bonds will normally be done gradually and T. Rowe Price will not attempt to precisely "time" the market.

Under normal conditions, T. Rowe Price will diversify the Series' foreign investments among at least three different countries. Some of the countries in which Series N may invest may be considered emerging markets with special risks.

The Series may use derivative instruments, such as stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the portfolio's exposure to the securities markets. The Series may enter into foreign currency exchange contracts in connection with its foreign investments. To the extent the Series uses these derivative investments, it will be exposed to additional volatility and potential losses.

The equity portion of the Series may include investments in convertible securities, preferred stock and warrants.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing the Series' investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash reserves, which may include money market instruments and repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit to the Series from any upswing in the market.

The Series may also invest up to 25% of its total assets in Reserve Investment Fund, an internally managed money market fund of T. Rowe Price. The T. Rowe Price Reserve Investment Fund may be used to invest the cash reserves of the Series.

--------------------------------------------------------------------------------

Series O (Equity Income Series)

FUND FACTS
--------------------------------------------------------------------------------
  Objective: Substantial dividend income and capital
             appreciation
  Benchmark: S&P 500 Index
Sub-Adviser: T. Rowe Price Associates, Inc.

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series O seeks to provide substantial dividend income and also capital appreciation.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series O pursues its objective by investing, under normal market conditions, at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide investment advisory services to Series O as a sub-adviser. T. Rowe Price typically employs a value-oriented strategy in selecting investments for the Series. T. Rowe Price's research team identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but that have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally looks for companies with the following attributes, among others:

o     An established operating history

o     Above-average dividend yield relative to the S&P 500 Index

o     Low price/earnings ("P/E") ratio relative to the S&P 500 Index

o     A sound balance sheet and other positive financial characteristics

o Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

The P/E ratio is the price of a stock divided by its earnings per share. The P/E ratio gives investors an idea of how much they are paying for a company's earning power. High P/E stocks are typically younger, faster-growing companies. Low P/E stocks tend to be in low-growth or mature industries, in stock groups that have fallen out of favor, or in older, established, blue-chip companies with long records of earnings stability and regular dividends. Generally, low P/E stocks have higher yields than high P/E stocks, which often pay no dividends at all.

While most of the Series' assets will be invested in U.S. common stocks, T. Rowe Price may also invest in other securities, including foreign securities, debt securities, futures and options, in keeping with the Series' objective.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing the Series' investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash reserves including money market securities and repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit to the Series from any upswing in the market.

The Series may also invest up to 25% of its total assets in Reserve Investment Fund, an internally managed money market fund of T. Rowe Price. The T. Rowe Price Reserve Investment Fund may be used to invest the cash reserves of the Series.

Series P (High Yield Series)

FUND FACTS
--------------------------------------------------------------------------------
Objective: High current income and capital appreciation as a secondary objective
Benchmark: Lehman Brothers High Yield Index

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series P seeks high current income. Capital appreciation is a secondary objective.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series P pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized

--------------------------------------------------------------------------------
statistical rating organization or, if unrated, determined by the Investment Manager to be of comparable quality (also known as "junk bonds"). These debt securities may include, without limitation: corporate bonds and notes, convertible securities, mortgage-backed and asset-backed securities, and senior secured floating rate corporate loans ("Senior Loans"). The Series also may invest in a variety of investment vehicles that seek to track the performance of a specific index. The Series may invest up to 10% of its net assets in securities that are in default at the time of purchase, and up to 25% of its net assets in Senior Loans. The debt securities in which the Series invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Series' dollar-weighted average maturity is generally expected to be between 3 and 15 years.

The Series may purchase and sell options and futures contracts. These instruments may be used to hedge the Series' portfolio, enhance income or as a substitute for purchasing or selling securities. The Series may also invest in restricted securities. In addition, the Series may invest in other types of debt securities, enter into interest rate, total return and index swaps and related cap, floor and collar transactions, purchase and sell securities on a when issued, forward commitment or delayed delivery basis, and engage in borrowing. The Series may also invest in other types of securities and engage in other management practices that are not part of the Series' principal investment strategies.

High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody's Investors Service or have been determined by the Investment Manager to be of comparable quality. These securities are more volatile and normally pay higher yields than investment grade securities.

The Investment Manager uses a "bottom-up" approach in selecting high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (i.e., its ability to make interest payments on its debt), the issuer's cash flow, general economic factors and market conditions and world market conditions.

To determine the relative value of a security, the Investment Manager compares the security's credit risk and yield to the credit risk and yield of other securities. The Investment Manager looks for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. In assessing the value of a security, the Investment Manager focuses on an issuer's management experience, position in its market, and capital structure. The Investment Manager seeks to diversify the Series' holdings among securities and asset classes.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; or (3) to meet redemption requests, among other reasons.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, U.S. government securities, commercial notes or money market securities. Although the Series would do so only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and investing defensively could reduce the benefit to the Series from any upswing in the market.

Series Q (Small Cap Value Series)

FUND FACTS
--------------------------------------------------------------------------------
  Objective: Capital growth
  Benchmark: Russell 2000 Index
Sub-Adviser: Wells Capital Management Incorporated

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series Q seeks long-term capital appreciation

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series Q pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in stocks of small-capitalization companies primarily investing in those companies that the Series' sub-adviser, Wells Capital Management Incorporated ("Wells Capital"), believes are undervalued relative to the market based on earnings, cash flow, or asset value.

The Series defines small-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of purchase. Wells Capital specifically looks for companies whose stock prices may benefit from a catalyst event, such as a corporate restructuring, a new

--------------------------------------------------------------------------------
product or service, or a change in the political, economic, or social environment. The Series may write put and call options. This means that the Series sells an option to another party to either buy a stock from (call) or sell a stock to (put) the Series at a specified price at a specified time.

Wells Capital may sell a stock, under other circumstances, when it believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

The Russell 2500(TM) Index is a market capitalization weighted U.S. equity index published by Frank Russell Company. The company with the largest market capitalization in the Russell 2500 Index was $9.9 billion as of September 30, 2005, and is expected to change frequently.

Under adverse or unstable market conditions, the Series may temporarily increase some or of its assets in cash or cash-equivalents for defensive purposes when they believe it is in the best interested of the shareholders to do so. During these periods, a Fund may not achieve its objectives.

Series V (Mid Cap Value Series)

FUND FACTS
--------------------------------------------------------------------------------
Objective: Long-term growth of capital
Benchmark: Russell 2500 Value Index

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series V seeks long-term growth of capital.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series V pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the Russell 2500 Value Index. The index currently consists of securities of companies with market capitalizations that range from approximately $41 million to $11.160 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities. The Series also may invest in ADRs.

The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of value companies, the securities included in the Series' portfolio typically consist of small- to medium-sized companies. The Series is subject to the risks associated with investing in small capitalization companies.

The Series may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals, among other reasons.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to maintain exposure to the equity markets or to seek increased returns.

The Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Investments in certain investment vehicles and other securities in which Series V may invest are restricted securities, which may be illiquid.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit to the Series from any upswing in the market.

Series X (Small Cap Growth Series)

FUND FACTS
--------------------------------------------------------------------------------
  Objective: Long-term growth of capital
  Benchmark: Russell 2000(TM) Growth Index
Sub-Adviser: RS Investment Management, L.P.

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series X seeks long-term growth of capital.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


Series X pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies whose market capitalizations are similar to those of companies included in the Russell 2000 Index, which ranged from $26 million to $4.4 billion as of December 31, 2005, primarily investing in those companies that, in the opinion of the sub-adviser, RS Investment Management, L.P. ("RS Investment Management") have the potential for long-term


--------------------------------------------------------------------------------
capital growth. Equity securities include common and preferred stocks, warrants and securities convertible into common or preferred stocks.

In selecting investments for the Series, RS Investment Management seeks to invest in companies with sustainable revenue and earnings growth, companies that have a sustainable competitive advantage, superior financial characteristics, and strong management, and companies that are not widely-followed by Wall Street analysts.

The Series may sell a stock when the reasons for buying it no longer apply or when the stock's price fully reflects what RS Investment Management believes to be the company's value, among other reasons.

The Series may invest the remainder of its assets in securities of companies of any size. The Series may also engage in short sales of securities it expects to decline in price. The Series will likely invest a portion of its assets in technology and internet-related companies.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Series would do this only in seeking to avoid losses, it could reduce the benefit to the Series from any upswing in the market.

Series Y (Select 25 Series)

FUND FACTS
--------------------------------------------------------------------------------
Objective: Long-term growth of capital
Benchmark: Russell 1000 Growth Index

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series Y seeks long-term growth of capital.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series Y pursues its objective by focusing its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings and/or revenue growth. The Series is non-diversified as defined in the Investment Company Act of 1940, which means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. The Investment Manager selects what it believes to be premier growth companies as the core position for the Series using a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when, among other reasons, one or more of the company's fundamentals has changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

The Series may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to maintain exposure to the equity markets or to increase returns. The Series may also invest in ADRs.

The Series may also invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit to the Series from any upswing in the market.

Series Z (Alpha Opportunity Series)

FUND FACTS
--------------------------------------------------------------------------------
  Objective: Long-term growth of capital
  Benchmark: S&P 500 Index
Sub-Adviser: Mainstream Investment Advisers, LLC

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Series Z seeks long-term growth of capital.

--------------------------------------------------------------------------------
                         PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Series Z pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a long/short strategy managed by the Series' sub-adviser, Mainstream Investment Advisers, LLC ("Mainstream"), and 50% of its total assets, managed by Security Management Company, LLC (the "Investment Manager"), in a portfolio of equity securities, equity derivatives and fixed income securities that is intended to closely track the performance of the S&P 500 Index. Mainstream and the Investment Manager each manages its allocation of the Series' assets according to its respective strategy, and their trading decisions are made independently.

"Alpha" in the Series' name refers to the potential for the Series' portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is

--------------------------------------------------------------------------------
no guarantee that the Series will achieve its objective of long-term growth of capital, and an investment in Series Z involves significant risk.

All daily cash inflows and outflows will be allocated to the index strategy of the Series. Once a month, the Investment Manager will rebalance the Portfolio to an allocation of approximately 50% of total assets to each strategy although allocation upon rebalancing may range between 40% and 60% of total assets to each strategy.

The Series pursues its long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. If there is an insufficient number of available securities meeting the purchase criteria of Mainstream, the Series may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Series may engage in short sales of securities believed to be overvalued.

Mainstream seeks to identify individual stocks with solid underlying financial fundamentals, trading at levels representing value relative to the market generally. Mainstream uses technical and fundamental methods of analysis to choose stocks for the Series' portfolio. The technical analyses used include a relative strength index ("RSI"), price moving averages, and price relative to historical market averages.

Mainstream also uses bottom-up analysis by evaluating the 2,000 or so most actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship to their stock price moving averages and ranks them by their RSIs. A purchase candidate is identified as a stock that is at fair value or undervalued to the marketplace. A sale candidate is identified as a stock that is expensive or overbought. These action candidates are then grouped by industry. Mainstream prefers that the candidates be concentrated in a particular industry. Mainstream also considers the industry and underlying financial fundamentals of the action candidates. Where the fundamentals are positive relative to their valuations, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating fundamentals may be sold short.

A top down evaluation of the stock and bond markets, primarily based on their RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought; conversely, a low RSI indicates that the marketplace is inexpensive or oversold. Mainstream uses the RSI in combination with an analysis of the short-term outlook for corporate earnings, interest rates, currencies and commodities to determine the overall stock to cash and long stock to short stock allocations.

Mainstream actively manages the long/short portion of the Series' portfolio and will buy and sell securities frequently. This active trading will increase the costs the Series incurs.

With respect to the portion of the Series that it manages, the Investment Manager seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. An equity derivative is a financial instrument whose value depends on, or is "derived" from, the value of an underlying asset or index, such as the S&P 500 Index. Using S&P 500 equity derivatives, the Investment Manager can obtain investment exposure to the S&P 500 Index equal to the net asset value of the portion of the Series that it manages with a fraction of the assets that would be needed to purchase an equivalent amount of equity securities directly. Getting magnified investment exposure on a small investment is referred to as "leverage," and it can increase the volatility of the Series' performance. However, because the Series ultimately is responsible for the entire amount of the investment exposure under an equity derivative, the Investment Manager will manage the remainder of its portion of the Series so that any leverage achieved through equity derivatives is completely offset by other investments. While there are a number of ways of offsetting the leverage achieved through equity derivatives, the Investment Manager generally will do so by investing in fixed income securities in an amount sufficient to meet the Series' obligations under the equity derivatives.

The Investment Manager actively manages the fixed income securities with a view toward enhancing the Series' total return and recouping some of the transaction and financing costs associated with investing in equity derivatives, which are reflected in the operating costs of the Series. The Series' overall portfolio duration for its investments in fixed income securities is normally not expected to exceed one year. The fixed income securities in which the Series may invest include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities of U.S. issuers, including mortgage backed and other asset-backed securities; and bank certificates of deposit, fixed time deposits and bankers' acceptances.

Although the Investment Manager does not normally invest this portion of the Series' portfolio directly in S&P 500 securities, when equity derivatives appear to be overvalued relative to the S&P 500 Index, the Series may invest in a "basket" of S&P 500 stocks. The S&P 500 Index is a well known stock market index composed of 500 selected

--------------------------------------------------------------------------------
common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return of the S&P 500 Index itself. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Series are not limited to those with any particular weighting in the S&P 500 Index. The Series may also invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

Although the Series invests principally in U.S. securities, it may invest in securities of companies located outside the U.S., principally through ADRs traded on U.S. markets. ADRs are dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit to the Series from any upswing in the market.

Principal Risks

The following chart summarizes the principal risks applicable to the Series of the Fund. However, the fact that a particular risk is not indicated as a principal risk for a Series does not mean that the Series is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal risk for that Series. For example, the risk of investing in smaller companies is not listed as a principal risk for Series A. This does not mean that Series A is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the principal risks associated with Series A. The Portfolio Manager(s) for a Series has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Series achieve its investment objective. In seeking to meet its investment objective, a Series' assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

------------------------------------------------------------------------------------------------------------------------------------
                                            A    B    C    D    E         H    J    N    O    P    Q         V         X    Y    Z
------------------------------------------------------------------------------------------------------------------------------------
Market Risk                                 o    o         o              o    o    o    o         o         o         o    o    o
------------------------------------------------------------------------------------------------------------------------------------
Smaller Companies                                                              o                   o         o         o         o
------------------------------------------------------------------------------------------------------------------------------------
Value Stocks                                o    o                                  o    o         o         o                   o
------------------------------------------------------------------------------------------------------------------------------------
Growth Stocks                               o              o              o    o    o                                  o    o    o
------------------------------------------------------------------------------------------------------------------------------------
Short Sales                                                                                                            o         o
------------------------------------------------------------------------------------------------------------------------------------
Management Risk                                                                                                                  o
------------------------------------------------------------------------------------------------------------------------------------
Foreign Securities                          o    o         o    o              o    o    o    o    o         o              o    o
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                           o                                       o
------------------------------------------------------------------------------------------------------------------------------------
Equity Derivatives                          o    o         o    o         o    o    o    o    o    o         o              o    o
------------------------------------------------------------------------------------------------------------------------------------
Leverage                                    o    o         o    o         o    o    o    o    o    o         o              o    o
------------------------------------------------------------------------------------------------------------------------------------
Active Trading                                             o                                       o                   o         o
------------------------------------------------------------------------------------------------------------------------------------
Interest Rate Risk                                    o         o                   o         o                                  o
------------------------------------------------------------------------------------------------------------------------------------
Credit Risk                                           o         o                   o         o                                  o
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Risk                                       o         o                   o         o
------------------------------------------------------------------------------------------------------------------------------------
Senior Loans                                                                                  o
------------------------------------------------------------------------------------------------------------------------------------
Special Situations/Securities in Default                                                      o
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                                      o                   o         o
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities                                 o         o              o    o    o    o    o         o         o
------------------------------------------------------------------------------------------------------------------------------------
High Yield Securities                                           o                   o         o
------------------------------------------------------------------------------------------------------------------------------------
Focused Investment Strategy                                                                                                 o
------------------------------------------------------------------------------------------------------------------------------------
Non-Diversification                                                                                                         o
------------------------------------------------------------------------------------------------------------------------------------
Investment in Investment Companies          o    o                             o    o    o    o              o              o    o
------------------------------------------------------------------------------------------------------------------------------------
Technology Stocks                                                                                                      o
------------------------------------------------------------------------------------------------------------------------------------
Overweighting                                    o                                                                     o
------------------------------------------------------------------------------------------------------------------------------------

An investment in a Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

The value of an investment in a Series will fluctuate, which means investors could lose money.

Market Risk -- Equity securities fluctuate in price and their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions.

Smaller Companies -- The equity securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies.

Value Stocks -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While a Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

Growth Stocks -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Short Sales -- A short sale entails selling a borrowed security with the expectation that the price of the security will decline, so that a Series may purchase the security at a lower price when the Series must return the security that it borrowed. While the potential losses associated with investing in stocks are typically limited to the original cost of the securities, the potential for losses associated with short positions is much greater than the original value of the securities sold short. The Series may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Series may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The use of short sales may cause the Series to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities.

Management Risk -- Series Z is subject to management risk because it is an actively managed investment portfolio. There is no guarantee that the management techniques employed with respect to the index strategy will closely track the performance of the S&P 500 Index. Also, Mainstream and its portfolio manager will apply investment techniques and risk analyses in making investment decisions for the portion of Series Z managed by Mainstream, but there can be no guarantee that these will produce the desired results.

Foreign Securities -- Investing in foreign securities, including investing in foreign securities through ADRs, involves additional risks such as differences in financial reporting, accounting and auditing standards, a lack of adequate company information, a lesser degree of regulatory and legal oversight of securities markets and participants therein, nationalization, expropriation or confiscatory taxation, currency fluctuations, and political instability or adverse diplomatic developments. These risks may increase in underdeveloped capital markets.

Emerging Markets -- All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging market countries. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

An emerging market foreign country is any country determined by the Investment Manager or a sub-adviser to have developing or emerging economy and markets. Countries included in the definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.

Equity Derivatives -- Equity derivatives include options, futures and options on futures, which may be used to hedge a Series' portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Series' other portfolio holdings, and lack of availability. In addition, when a Series sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Series had not sold an option on the underlying security. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns

--------------------------------------------------------------------------------
or increase volatility. These practices also entail transactional expenses.

Leverage -- The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Series. Leveraging may cause a Series to be more volatile than if it had not been leveraged. To mitigate leveraging risk, each Series segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

Active Trading -- Active trading will increase the costs a Series incurs and as a result, may lower a Series' performance.

Interest Rate Risk -- Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of a Series' securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Series, the more a Series' share price will fluctuate in response to interest rate changes. Interest rates currently are near, historic lows.

Securities with floating interest rates, such as Senior Loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Credit Risk -- It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Series, or there could be defaults on repurchase agreements held by a Series. The risk may be especially acute with respect to high yield securities (i.e., "junk bonds"). Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Series. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for a Series to sell.


Senior Loans are generally rated lower than investment grade credit quality, i.e., rated lower than "Baa" by Moody's Investors Service ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"), or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade credit quality. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager or sub-adviser and not on rating agency evaluations. This analysis may be difficult to perform. Information about a Senior Loan and its issuer is generally not in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.


Prepayment Risk -- The issuers of securities held by a Series may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as Senior Loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Senior Loans -- Senior Loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high yield securities. Senior Loans such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing are usually issued in connection with restructurings. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, Senior Loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

Senior Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated Senior Loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher-rated Senior Loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the net asset value of the shares of a Series investing in such instruments also would decline. Generally, the lower the

--------------------------------------------------------------------------------
rating category, the more risky the investment. Debt securities rated below BBB by S&P or Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. Senior Loans generally are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security-holders that invest in them.

Impairment of Collateral: Senior Loans generally are secured by specific collateral of the borrowers and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, a Senior Loan may not be fully collateralized and can decline significantly in value. As a result, a Series might not receive payments to which it is entitled.

Limited Liquidity: Although the resale, or secondary, market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank re-sale market. Senior Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, Senior Loans are expected to be relatively illiquid. In addition, Senior Loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the ability to sell Senior Loans and may adversely affect the price that can be obtained. A Series may have difficulty disposing of Senior Loans if cash is needed to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause a Series to sell securities at lower prices than it otherwise would to meet cash needs or may cause a Series to maintain a greater portion of its assets in cash equivalents than it otherwise would, which could negatively affect performance.

A Series investing in Senior Loans values its assets daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value Senior Loans. Market quotations may not be readily available for some Senior Loans, or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

Although the volume of Senior Loans issued and traded has increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit a Series by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by a Series, the availability of Senior Loans acquired in the primary market, and the price of Senior Loans in the secondary market.

Special Situation Investments/Securities in Default -- Investing in the securities and debt of distressed issuers or issuers in default ("Special Situation Investments") involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer's ability to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement.

Mortgage-Backed Securities -- A Series that invests in mortgage-backed securities will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Series receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations- familiarly called "Ginnie Mae," "Fannie Mae" and "Freddie Mac."

--------------------------------------------------------------------------------

Restricted Securities -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

High Yield Securities -- Higher yielding, high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Focused Investment Strategy -- The typical diversified stock mutual fund might hold between 80 and 120 stocks in its portfolio. A Series that focuses its investments in a smaller number of stocks, may be more volatile than the typical diversified stock fund, because a change in the market value of a single security may have a greater impact on a Series' net asset value and total return.

Non-Diversification -- A non-diversified Series may hold larger positions in a smaller number of securities than a diversified Series. As a result, a change in the market value of a single security may have a greater impact on a Series' net asset value and total return. A non-diversified Series is expected to be more volatile than a diversified Series.

Investment in Investment Companies -- Investment in other investment companies or investment vehicles may include index-based investments such as SPDRs (based on the S&P 500 Index), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index), Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). Such index-based investments are securities issued by an investment company or investment vehicle whose shares are intended to closely track the performance of the applicable index. To the extent a Series invests in other investment companies or investment vehicles, it will incur its pro rata share of the underlying investment companies' or investment vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two investment companies or investment vehicles. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or investment vehicle or the investment company industry generally.

Technology Stocks -- Companies in the rapidly changing field of technology often face unusually high price volatility, in terms of both gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. The level of risk will be increased to the extent that the Series has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

Overweighting -- Overweighting investments in certain sectors or industries of the stock market increases the risk that a Series will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

Additional Information -- For more information about the Series' investment program, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of the prospectus and the Statement of Additional Information.

Portfolio Holdings

A description of the Series' policies and procedures with respect to the disclosure of the Series' underlying portfolio securities is available in the Series' Statement

--------------------------------------------------------------------------------
of Additional information and on their website at www.securitybenefit.com. In addition, investors should note that the Series publish a complete list of their month-end portfolio holdings on their website generally within one to two days after the end of each calendar month. Such information will remain online for 4 months.

Past Performance

The charts and tables on the following pages provide some indication of the risks of investing in the Series by showing changes in each Series' performance from year to year and by showing how the Series' average annual total returns have compared to those of broad measures of market performance. Fee waivers and/or expense reimbursements for Series E, H, P, V, X and Z during certain time periods reduced the expenses of those Series and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. The performance figures on the following pages do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products. In addition, some Series make a comparison to an index that more closely reflects the securities in which that Series invests than does a broad market index. As with all mutual funds, past performance is not a prediction of future results.

--------------------------------------------------------------------------------

Series A (Equity Series)


Highest and Lowest Returns
(Quarterly 1996-2005)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Highest Quarter
Q4 ended December 31, 1998                20.37%

Lowest Quarter
Q3 ended September 30, 2002              -15.67%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

1996             22.69%
1997             28.72%
1998             25.41%
1999              8.14%
2000            -12.76%
2001            -11.41%
2002            -24.10%
2003             21.74%
2004              7.77%
2005              4.33%

------------------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
------------------------------------------------------------------------------------------------------
                                                                         1 Year    5 Years    10 Years
------------------------------------------------------------------------------------------------------
Series A                                                                  4.33%     (1.64)%     5.57%
------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(1)      4.91%      0.54%      9.07%
------------------------------------------------------------------------------------------------------
(1)   The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Series B (Large Cap Value Series)(1)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 1996-2005)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003                    15.51%

Lowest Quarter
Q3 ended September 30, 2002              -19.29%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

1996             18.25%
1997             26.50%
1998              7.90%
1999              1.49%
2000             -6.76%
2001             -5.60%
2002            -24.14%
2003             28.81%
2004             10.82%
2005             10.52%

-------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
-------------------------------------------------------------------------------------------
                                                              1 Year     5 Years   10 Years
-------------------------------------------------------------------------------------------
Series B                                                      10.52%      2.47%      5.61%
-------------------------------------------------------------------------------------------
Russell 1000 Value Index
  (reflects no deduction for fees, expense or taxes)(2)        7.05%      5.28%     10.94%
-------------------------------------------------------------------------------------------
S&P 500/Citigroup Value Index
  (reflects no deduction for fees, expenses or taxes)(3)       6.33%      2.53%      9.44%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
(1)   The Dreyfus Corporation served as the sub-adviser to the Series between January 1,
      2001, and June 30, 2005. Before January 1, 2001, and since June 30, 2005, advisory services were/are provided by the Investment Manager.

(2)   The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Effective on or about July 1, 2005, the benchmark index for
      Series B changed from the S&P 500/Citigroup Value Index to the Russell 1000 Value
      Index in order to better represent the principal investment strategies to be used by the Investment Manager in managing Series B.

(3)   The S&P 500/Citigroup Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P
      Citigroup Value Index.
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Series C (Money Market Series)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 1996-2005)
--------------------------------------------------------------------------------

Highest Quarter
Q3 ended September 30, 2000                1.62%

Lowest Quarter
Q3 ended September 30, 2003                0.07%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

1996            5.07%
1997            5.18%
1998            5.14%
1999            4.63%
2000            5.99%
2001            3.75%
2002            1.20%
2003            0.55%
2004            0.72%
2005            2.70%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
--------------------------------------------------------------------------------
                                                 1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
Series C(1)                                       2.70%       1.78%       3.47%
--------------------------------------------------------------------------------
(1)   The Series' seven-day yield for the period ended December 31, 2005 was
      3.66%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Series D (Global Series)(1)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 1996-2005)
--------------------------------------------------------------------------------

Highest Quarter
Q4 ended December 31, 1999                34.92%

Lowest Quarter
Q3 ended September 30, 2001              -18.24%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

1996             17.47%
1997              6.45%
1998             20.08%
1999             53.67%
2000              3.53%
2001            -12.25%
2002            -22.71%
2003             43.45%
2004             18.79%
2005             13.53%

-----------------------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
-----------------------------------------------------------------------------------------------------------
                                                                             1 Year     5 Years    10 Years
-----------------------------------------------------------------------------------------------------------
Series D                                                                     13.53%      5.58%      12.10%
-----------------------------------------------------------------------------------------------------------
MSCI World Index (reflects no deduction for fees, expenses or taxes)(2)      10.02%      2.64%       7.47%
-----------------------------------------------------------------------------------------------------------
(1)   OppenheimerFunds, Inc. was engaged to provide investment advisory services to Series D effective
      November 1, 1998.

(2)   The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Series E (Diversified Income Series)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 1996-2005)
--------------------------------------------------------------------------------

Highest Quarter
Q3 ended September 30, 2002                4.29%

Lowest Quarter
Q1 ended March 31, 1996                   -3.50%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

1996            -0.72%
1997            10.03%
1998             8.01%
1999            -3.77%
2000             8.56%
2001             7.18%
2002             9.29%
2003             3.19%
2004             3.82%
2005             1.85%

------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
------------------------------------------------------------------------------------------
                                                             1 Year     5 Years   10 Years
------------------------------------------------------------------------------------------
Series E                                                      1.85%      5.03%      4.65%
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
  (reflects no deduction for fees, expenses or taxes)(1)      2.43%      5.87%      6.16%
------------------------------------------------------------------------------------------
(1)   The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset backed, commercial mortgage backed and mortgage backed securities and
      Yankee issues.
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Series H (Enhanced Index Series)(1)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 2000-2005)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003                    14.85%

Lowest Quarter
Q3 ended September 30, 2002              -17.43%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

2000             -10.20%
2001             -12.99%
2002             -22.98%
2003              27.78%
2004               9.85%
2005               5.04%

----------------------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
----------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                                         1 Year     5 Years     Inception
----------------------------------------------------------------------------------------------------------
Series H                                                                  5.04%      (0.24)%    (0.05)%(2)
----------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)      4.91%       0.54%      0.54%(4)
----------------------------------------------------------------------------------------------------------

(1)   Northern Trust Investments, N.A. was engaged to provide investment advisory services to Series H effective May 1, 2003.

(2)   For the period beginning May 3, 1999 (date of inception) to December 31, 2005.

(3)   The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

(4)   Index performance is only available to the Series at the beginning of each month. The S&P 500 Index is for the period April 30, 1999 to December 31, 2005.
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Series J (Mid Cap Growth Series)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 1996-2005)
--------------------------------------------------------------------------------

Highest Quarter
Q4 ended December 31, 1999                38.75%

Lowest Quarter
Q3 ended September 30, 2001              -28.87%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

1996             18.04%
1997             19.95%
1998             17.95%
1999             61.86%
2000             16.76%
2001            -14.89%
2002            -29.48%
2003             56.32%
2004             10.12%
2005              7.82%

---------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
---------------------------------------------------------------------------------------------
                                                              1 Year      5 Years    10 Years
---------------------------------------------------------------------------------------------
Series J                                                       7.82%       2.18%      13.40%
---------------------------------------------------------------------------------------------
Russell 2500 Growth Index
  (reflects no deduction for fees, expenses or taxes)(1)       8.17%       2.78%       7.37%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
(1)   The Russell 2500 Growth Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average growth orientation.
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Series N (Managed Asset Allocation Series)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 1996-2005)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003                    12.29%

Lowest Quarter
Q3 ended September 30, 2002              -10.20%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

1996            12.80%
1997            18.43%
1998            18.43%
1999             9.74%
2000            -0.90%
2001            -5.08%
2002            -9.63%
2003            23.90%
2004            10.72%
2005             4.35%

------------------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
------------------------------------------------------------------------------------------------------
                                                                         1 Year     5 Years   10 Years
------------------------------------------------------------------------------------------------------
Series N                                                                  4.35%      4.19%      7.77%
------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(1)      4.91%      0.54%      9.07%
------------------------------------------------------------------------------------------------------
Blended Index (reflects no deduction for fees, expenses or taxes)(2)      3.92%      2.67%      7.91%
------------------------------------------------------------------------------------------------------
(1)   The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

(2)   The Blended Index consists of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.
      The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset backed, commercial mortgage backed and mortgage backed securities and Yankee issues.
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Series O (Equity Income Series)


Highest and Lowest Returns
(Quarterly 1996-2005)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003                    16.67%

Lowest Quarter
Q3 ended September 30, 2002              -17.51%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

1996             20.04%
1997             28.40%
1998              9.02%
1999              3.13%
2000             12.86%
2001              1.32%
2002            -13.43%
2003             25.25%
2004             14.43%
2005              3.74%

------------------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
------------------------------------------------------------------------------------------------------
                                                                         1 Year     5 Years   10 Years
------------------------------------------------------------------------------------------------------
Series O                                                                  3.74%      5.46%      9.82%
------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(1)      4.91%      0.54%      9.07%
------------------------------------------------------------------------------------------------------
(1)   The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Series P (High Yield Series)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 1997-2005)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003                     7.67%

Lowest Quarter
Q3 ended September 30, 2001               -5.09%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

1997            13.29%
1998             5.84%
1999             1.32%
2000            -1.52%
2001             4.43%
2002             0.41%
2003            21.71%
2004            11.61%
2005             3.81%

-------------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
-------------------------------------------------------------------------------------------------
                                                                                        Since
                                                             1 Year       5 Years    Inception(1)
-------------------------------------------------------------------------------------------------
Series P                                                      3.81%        8.14%        6.97%
-------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Index
  (reflects no deduction for fees, expenses or taxes)(2)      2.74%        8.85%        6.52%(3)
-------------------------------------------------------------------------------------------------
(1)   For the period beginning August 5, 1996 (date of inception) to December 31, 2005.

(2)   The Lehman Brothers High Yield Index is an unmanaged index that tracks below investment grade bonds.

(3)   Index performance is only available to the Series at the beginning of each month. The
      Lehman Brothers High Yield Index is for the period August 1, 1996 to December 31, 2005.
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Series Q (Small Cap Value Series)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 2001-2005)
--------------------------------------------------------------------------------

Highest Quarter
Q2 ended June 30, 2003                    24.00%

Lowest Quarter
Q3 ended September 30, 2002              -19.16%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

2001             22.16%
2002             -6.96%
2003             50.90%
2004             20.37%
2005             14.51%

----------------------------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
----------------------------------------------------------------------------------------------------------------
                                                                                                       Since
                                                                              1 Year      5 Year    Inception(1)
----------------------------------------------------------------------------------------------------------------
Series Q                                                                      14.51%      18.78%       17.86%
----------------------------------------------------------------------------------------------------------------
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)(2)      4.55%       8.22%        6.52%
----------------------------------------------------------------------------------------------------------------
(1)   For the period beginning May 1, 2000 (date of inception) to December 31, 2005.

(2)   The Russell 2000 Index is a capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Series V (Mid Cap Value Series)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2005)

Highest Quarter
Q2 ended June 30, 2003                    27.92%

Lowest Quarter
Q3 ended September 30, 2002              -22.80%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

1998             16.59%
1999             18.88%
2000             33.81%
2001             11.13%
2002            -14.07%
2003             54.27%
2004             26.97%
2005             16.21%

-------------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
-------------------------------------------------------------------------------------------------
                                                                                        Since
                                                              1 Year      5 Years    Inception(1)
-------------------------------------------------------------------------------------------------
Series V                                                      16.21%       16.80%       21.19%
-------------------------------------------------------------------------------------------------
Russell 2500 Value Index
  (reflects no deduction for fees, expenses or taxes)(2)       7.74%       13.43%       13.18%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
(1)   For the period beginning May 1, 1997 (date of inception) to December 31, 2005.

(2)   The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Series X (Small Cap Growth Series)(1)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 1998-2005)
--------------------------------------------------------------------------------

Highest Quarter
Q4 ended December 31, 1999                51.32%

Lowest Quarter
Q1 ended March 31, 2001                  -26.84%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

1998              11.54%
1999              87.20%
2000              -8.73%
2001             -27.86%
2002             -26.54%
2003              56.45%
2004              17.18%
2005               7.51%

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
--------------------------------------------------------------------------------
                                                                       Since
                                            1 Year       5 Years    Inception(2)
--------------------------------------------------------------------------------
Series X                                     7.51%        0.87%        8.18%
--------------------------------------------------------------------------------
Russell 2000TM Growth Index(3)               4.15%        2.28%        1.76%(4)
--------------------------------------------------------------------------------

(1) RS Investment Management, L.P., was engaged to provide investment advisory services to Series X effective September 3, 2002.

(2) For the period beginning October 15, 1997 (date of inception) to December 31, 2005.

(3) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

(4) Index performance is only available to the Series at the beginning of each month. The Russell 2000 Growth Index is for the period October 1, 1997 to December 31, 2005.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Series Y (Select 25 Series)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 2000-2005)

Highest Quarter
Q4 ended December 31, 2001                21.59%

Lowest Quarter
Q3 ended September 30, 2001              -19.14%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

2000             -16.09%
2001              -9.92%
2002             -26.63%
2003              17.78%
2004              11.63%
2005              11.75%

-------------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
-------------------------------------------------------------------------------------------------
                                                                                       Since
                                                             1 Year       5 Year    Inception(1)
-------------------------------------------------------------------------------------------------
Series Y                                                     11.75%       (0.58)%       0.12%
-------------------------------------------------------------------------------------------------
Russell 1000 Growth Index
  (reflects no deduction for fees, expenses or taxes)(2)      5.26%       (3.58)%      (3.14)%(3)
-------------------------------------------------------------------------------------------------
(1)   For the period beginning May 3, 1999 (date of inception) to December 31, 2005.

(2)   The Russell 1000 Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index performance is only available to the Series at the beginning of each month.
      The Russell index is for the period April 30, 1999 to December 31, 2005.
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Series Z (Alpha Opportunity Series)


--------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 2004-2005)
--------------------------------------------------------------------------------

Highest Quarter
Q4 ended December 31, 2004                 7.25%

Lowest Quarter
Q2 ended June 30, 2005                    (1.47)%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

2004              12.58%
2005               6.66%

-----------------------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2005)
-----------------------------------------------------------------------------------------------
                                                                                      Since
                                                                         1 Year    Inception(1)
-----------------------------------------------------------------------------------------------
Series Z                                                                  6.66%       15.16%
-----------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)      4.91%       12.40%
-----------------------------------------------------------------------------------------------
(1)   For the period beginning July 7, 2003 (date of inception) to December 31, 2005.

(2)   The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.
-----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Fees and Expenses of the Series

--------------------------------------------------------------------------------
                            ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------

The table below reflects expenses that are deducted from Series assets. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased. If such fees and expenses were reflected, the overall expenses would be higher.


--------------------------------------------------------------------------------
SERIES A (EQUITY)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Other expenses..........................................................   0.14%
Total annual operating expenses.........................................   0.89%
--------------------------------------------------------------------------------
SERIES B (LARGE CAP VALUE)
--------------------------------------------------------------------------------
Advisory fee(1).........................................................   0.65%
Other expenses..........................................................   0.19%
Total annual operating expenses(1)......................................   0.84%
--------------------------------------------------------------------------------
SERIES C (MONEY MARKET)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.50%
Other expenses..........................................................   0.19%
Total annual operating expenses.........................................   0.69%
--------------------------------------------------------------------------------
SERIES D (GLOBAL)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Other expenses..........................................................   0.24%
Total annual operating expenses.........................................   1.24%
--------------------------------------------------------------------------------
SERIES E (DIVERSIFIED INCOME)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Other expenses..........................................................   0.17%
Total annual operating expenses(2)......................................   0.92%
--------------------------------------------------------------------------------
SERIES H (ENHANCED INDEX)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Other expenses..........................................................   0.29%
Total annual operating expenses(2)......................................   1.04%
--------------------------------------------------------------------------------
SERIES J (MID CAP GROWTH)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Other expenses..........................................................   0.15%
Total annual operating expenses.........................................   0.90%
--------------------------------------------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Other expenses..........................................................   0.41%
Total annual operating expenses.........................................   1.41%
--------------------------------------------------------------------------------
SERIES O (EQUITY INCOME)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Other expenses..........................................................   0.15%
Total annual operating expenses.........................................   1.15%
--------------------------------------------------------------------------------
SERIES P (HIGH YIELD)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Other expenses..........................................................   0.22%
Total annual operating expenses.........................................   0.97%
--------------------------------------------------------------------------------
SERIES Q (SMALL CAP VALUE)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Other expenses..........................................................   0.22%
Total annual operating expenses.........................................   1.22%
--------------------------------------------------------------------------------
SERIES V (MID CAP VALUE)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Other expenses..........................................................   0.15%
Total annual operating expenses.........................................   0.90%
--------------------------------------------------------------------------------
SERIES X (SMALL CAP GROWTH)
--------------------------------------------------------------------------------
Advisory fee............................................................   1.00%
Other expenses..........................................................   0.19%
Total annual operating expenses.........................................   1.19%
--------------------------------------------------------------------------------
SERIES Y (SELECT 25)
--------------------------------------------------------------------------------
Advisory fee............................................................   0.75%
Other expenses..........................................................   0.24%
Total annual operating expenses.........................................   0.99%
--------------------------------------------------------------------------------
SERIES Z (ALPHA OPPORTUNITY)
--------------------------------------------------------------------------------
Advisory fee(3).........................................................   2.05%
Other expenses..........................................................   0.45%
Total annual operating expenses.........................................   2.50%
--------------------------------------------------------------------------------
(1) Effective June 30, 2005, the advisory fee was reduced to 0.65% of Series B's average daily net assets, and the total annual operating expenses will reduce to approximately 0.82% of Series B's average daily net assets.

(2) Beginning February 1, 2004, the Investment Manager began voluntarily waiving 0.15% of its investment advisory fee for Series E, and 0.25% of its investment advisory fee for Series H. The total annual operating expenses for Series E and H, taking this voluntary waiver into account, were 0.77% and 0.79%, respectively, during the last fiscal year. The investment advisory fee waiver may be discontinued at any time without notice to shareholders.

(3) Series Z pays an advisory fee that will range from 1.25% to 2.75% of average daily net assets based upon the Series' performance relative to the S&P 500 Index. See the discussion of such fee under "Management Fees."
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The example assumes that you invested $10,000 in a Series for the time periods indicated and redeemed your shares at the end of each period. It also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         1           3           5          10
                                        Year       Years       Years       Years
--------------------------------------------------------------------------------
Series A (Equity)                        $91       $284        $493       $1,096
--------------------------------------------------------------------------------
Series B (Large Cap Value)                86        268         466        1,037
--------------------------------------------------------------------------------
Series C (Money Market)                   70        221         384          859
--------------------------------------------------------------------------------
Series D (Global)                        126        393         681        1,500
--------------------------------------------------------------------------------
Series E (Diversified Income)             94        293         509        1,131
--------------------------------------------------------------------------------
Series H (Enhanced Index)                106        331         574        1,271
--------------------------------------------------------------------------------
Series J (Mid Cap Growth)                 92        287         498        1,108
--------------------------------------------------------------------------------
Series N (Managed                        144        446         771        1,691
  Asset Allocation)
--------------------------------------------------------------------------------
Series O (Equity Income)                 117        365         633        1,398
--------------------------------------------------------------------------------
Series P (High Yield)                     99        309         536        1,190
--------------------------------------------------------------------------------
Series Q (Small Cap Value)               124        387         670        1,477
--------------------------------------------------------------------------------
Series V (Mid Cap Value)                  92        287         498        1,108
--------------------------------------------------------------------------------
Series X (Small Cap Growth)              120        375         649        1,432
--------------------------------------------------------------------------------
Series Y (Select 25)                     101        315         547        1,213
--------------------------------------------------------------------------------
Series Z (Alpha Opportunity)             253        779       1,331        2,836
--------------------------------------------------------------------------------

Investment Manager

Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser to the Series. On December 31, 2005, the aggregate assets under the investment management of the Investment Manager were approximately $12.1 billion.

Management Fees -- The following chart shows the investment management fees paid by each Series during the last fiscal year, except as otherwise indicated. For Series for which the Investment Manager has retained a sub-adviser, the Investment Manager, and not the Series, is responsible for payment of sub-advisory fees.

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Series to a specified level. The Investment Manager also may reimburse expenses of a Series from time to time to help maintain competitive expense ratios. These arrangements are voluntary, in which case they may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on pages 42.

--------------------------------------------------------------------------------
Management Fees
(expressed as a percentage of average net assets)
--------------------------------------------------------------------------------
Series A ..............................................................    0.75%
Series B ..............................................................    0.65%
Series C ..............................................................    0.50%
Series D ..............................................................    1.00%
Series E ..............................................................    0.60%
Series H ..............................................................    0.50%
Series J ..............................................................    0.75%
Series N ..............................................................    1.00%
Series O ..............................................................    1.00%
Series P ..............................................................    0.75%
Series Q ..............................................................    1.00%
Series V ..............................................................    0.75%
Series X ..............................................................    1.00%
Series Y ..............................................................    0.75%
Series Z ..............................................................    2.05%
--------------------------------------------------------------------------------
* Series Z's management fee is a "fulcrum-type" performance fee that varies on a monthly basis depending on the Series' investment performance against the investment record of the S&P 500 Index over a rolling twelve month period. Please see discussion below.
--------------------------------------------------------------------------------

The Investment Manager currently receives a management fee from Series Z that has two components. The first component is a monthly base fee equal to an annual rate of 2.00% of Series Z's average daily net assets over the month. The second component is a performance adjustment that either increases or decreases the base fee each month, depending on how Series Z performed relative to the S&P 500 Index during the "Measuring Period," which is a twelve-month period ending on the last day of the month for which the management fee is calculated.

Each month, the positive (or negative) performance adjustment rate is equal to 0.75% multiplied by the ratio of the number of percentage points by which the investment performance of the Series exceeds (or lags) the investment record of the S&P 500 Index over the Measuring Period as compared to 15 percentage points. For example, for a month, if the investment performance of the Series is 6.6% and the investment record of the S&P 500 Index is 0%, the ratio would be 6.6 to 15, or 0.44, times 0.75%, for an upward performance adjustment at an annual rate of 0.33% of average daily net assets over the Measuring Period. Similarly, for a month, if the investment performance of the Series is -10.0% and the investment record of the S&P 500 Index is 0%, the ratio would be 10 to 15, or 0.667, times 0.75%, for a downward performance adjustment at an annual rate of 0.50% of average daily net assets over the Measuring Period.

Consequently, each month, when the Series' investment performance matches the investment record of the S&P 500 Index over the Measuring Period, the Investment Manager receives only the base fee. Each month, if the investment performance of the Series' exceeds the investment record of the S&P 500 Index over the Measuring Period, the performance adjustment increases the fee paid to the Investment Manager,

--------------------------------------------------------------------------------
reaching a maximum monthly fee of 1/12th of 2.00% of Series Z's average daily net assets over the month, plus 1/12th of 0.75% of Series Z's average daily net assets over the Measuring Period when the Series' investment performance is superior by 15 percentage points or more to the investment record of the S&P 500 Index over the Measuring Period. Each month, if the investment performance of the Series trails the investment record of the S&P 500 Index over the Measuring Period, the performance adjustment decreases the fee paid to the Investment Manager, reaching a minimum monthly fee of 1/12th of 2.00% of the Series' average daily net assets over the month, less 0.75% of the Series' average daily net assets over the Measuring Period when the Series' investment performance lags by 15 percentage points or more the investment record of the S&P 500 Index over the Measuring Period.

The performance adjustment is calculated on the basis of the "rolling"12 month measuring period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for that month, and then will be subject to recalculation for the following month on the basis of the Series' performance over the Measuring Period ending that month.

The following table includes examples showing the annual fees that the Investment Manager would earn at various levels of investment performance of Series Z and the S&P 500 Index assuming that the average daily net assets of the Series remain constant over the Measuring Period:

-------------------------------------------------------------------------------------------------------
% Point Difference between                        Performance Adjustment
Performance of Series Z and     Annual Base       from Base Advisory Fee     Total Management Fee Paid
       S&P 500 Index           Advisory Fee(1)       (annualized)(2)         to Manager (annualized)(3)
-------------------------------------------------------------------------------------------------------
           15%                      2.00%                  +0.75%                       2.75%
-------------------------------------------------------------------------------------------------------
           10%                      2.00%                  +0.50%                       2.50%
-------------------------------------------------------------------------------------------------------
            5%                      2.00%                  +0.25%                       2.25%
-------------------------------------------------------------------------------------------------------
            0%                      2.00%                   0.00%                       2.00%
-------------------------------------------------------------------------------------------------------
           -5%                      2.00%                  -0.25%                       1.75%
-------------------------------------------------------------------------------------------------------
          -10%                      2.00%                  -0.50%                       1.50%
-------------------------------------------------------------------------------------------------------
          -15%                      2.00%                  -0.75%                       1.25%
-------------------------------------------------------------------------------------------------------
(1)   Calculated monthly (i.e., 1/12th of 2.00%) on the basis of average net assets over the month during which the fee is calculated.

(2) Calculated monthly on the basis of the Fund's average net assets over the Measuring Period.

(3)   By virtue of using a "rolling" Measuring Period and calculating the base fee and the performance adjustment on different asset bases, the actual management fees paid by the Fund may differ from the maximum and annual fee rates shown above, particularly if the average daily net assets of the
      Fund do not remain constant during the Measuring Period.
-------------------------------------------------------------------------------------------------------

Please note that the controlling factor is not whether Series Z's investment performance is positive or negative, but whether it exceeds or lags the investment record of the S&P 500 Index. Accordingly, it is possible that Series Z could pay the Investment Manager the maximum advisory fee, even though the Series had negative investment performance during the Measuring Period if the Series' investment performance significantly exceeded the investment record of the S&P 500 Index during the Measuring Period. Similarly, Series Z could pay the Investment Manager the maximum advisory fee even though the Investment Manager had negative performance if overall Fund performance significantly exceeded that of the S&P 500 Index due to the level of performance of Mainstream. The net advisory fee received by the Investment Manager typically will be 0.75% of average daily net assets annually (assuming the Series' average daily net assets remain constant during the period) regardless of the performance of the Series or the Investment Manager. The "net advisory fee" is equal to the difference between the advisory fee paid by Series Z, and the sub-advisory fee paid by the Investment Manager to Mainstream (which is not necessarily paid out of advisory fees received by the Investment Manager). Series Z's investment performance is compared against the investment record of the S&P 500 Index only on the basis of a rolling 12 month period, and not on the basis of relative performance over a longer period. The base fee as adjusted may be higher than investment advisory fees typically paid by mutual funds.

A discussion regarding the basis of the Board of Directors approving any investment advisory contract or sub-advisory contract of the Series is available in the

--------------------------------------------------------------------------------

Series' annual report for fiscal year ending December 31, 2005.

Portfolio Managers -- The following Portfolio Managers of the Investment Manager oversee the day-to-day operations of the Series.

--------------------------------------------------------------------------------
                            SERIES A (EQUITY SERIES),
       SERIES B (LARGE CAP VALUE SERIES), AND SERIES Y (SELECT 25 SERIES)
--------------------------------------------------------------------------------

Mark Mitchell, Vice President and Portfolio Manager of the Investment Manager, has managed Series A (Equity Series) and Series Y (Select 25 Series) since February 2004, and Series B (Large Cap Value Series) since July 2005. He has 16 years of finance and investment experience and is a Chartered Financial Analyst charterholder. Prior to joining the Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company GE Asset Management from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, US Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a Bachelor of Science degree with an emphasis in Finance from the University of Nebraska, and is a graduate of the GE Financial Management Program.

--------------------------------------------------------------------------------
                                    SERIES E
                           (DIVERSIFIED INCOME SERIES)
--------------------------------------------------------------------------------

Christopher L. Phalen, Assistant Vice President and Portfolio Manager of the Investment Manager, has co-managed Series E (Diversified Income Series) since May 2000. Prior to joining the Investment Manager in 1997, he was with Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security Benefit Group. Mr. Phalen graduated from the University of Kansas with a Bachelor of Business Administration and Accounting degree. Mr. Phalen is a Chartered Financial Analyst charterholder with five years of investment experience.

--------------------------------------------------------------------------------
                      SERIES E (DIVERSIFIED INCOME SERIES)
                     AND SERIES Z (ALPHA OPPORTUNITY SERIES)
--------------------------------------------------------------------------------

Steven M. Bowser, Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series E (Diversified Income Series) since June 1997 and has been a co-manager of Series Z (Alpha Opportunity Series) since its inception in July 2003. Mr. Bowser joined the Investment Manager in 1992. From 1989 to 1992, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982. He is a Chartered Financial Analyst charterholder and NASD Series 7 license holder.

--------------------------------------------------------------------------------
                       SERIES B (LARGE CAP VALUE SERIES),
                        SERIES J (MID CAP GROWTH SERIES),
                       AND SERIES V (MID CAP VALUE SERIES)
--------------------------------------------------------------------------------

James P. Schier, Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series J (Mid Cap Growth Series) since January 1998 and Series V (Mid Cap Value Series) since its inception in 1997 and has served as co-portfolio manager of Series B (Large Cap Value Series) since July 2005. He has 20 years of experience in the investment field and is a Chartered Financial Analyst charterholder. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and a Masters of Business Administration from Washington University.

--------------------------------------------------------------------------------
                                    SERIES P
                               (HIGH YIELD SERIES)
--------------------------------------------------------------------------------

David G. Toussaint, Assistant Vice President and Portfolio Manager of the Investment Manager, has managed Series P (High Yield Series) since April 2000. Mr. Toussaint has 12 years of investment experience and is a Chartered Financial Analyst charterholder. In addition, Mr. Toussaint holds a CPA certificate. Prior to joining the Investment Manager in 2000, he was with Allstate Insurance Company as an investment analyst and served in various managerial positions in their investment operations group. Mr. Toussaint earned a Bachelor of Arts degree in Economics from the University of Illinois, a master of science degree in Accountancy from DePaul University and a MBA from the University of Chicago.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SERIES Z
                           (ALPHA OPPORTUNITY SERIES)
--------------------------------------------------------------------------------

Mark Lamb, Vice President of the Investment Manager, has been a co-manager of Series Z (Alpha Opportunity Series) since its inception in July 2003. Mr. Lamb joined the Investment Manager in February 2003. Prior to joining the Investment Manager, Mr. Lamb was employed by ARM Financial Group as director of investment risk management and senior derivatives portfolio manager. From 1997 to 1998, Mr. Lamb was director of financial engineering for LG&E Energy Marketing and from 1989 to 1997, he was project manager of corporate finance and director of derivative securities for Providian Corporation (formerly Capital Holding Corporation). Mr. Lamb holds a Bachelor of Science degree in engineering physics and a Masters of Business Administration from Murray State University. He is a Chartered Financial Analyst charterholder.

Sub-Advisers

The Investment Manager and the Series have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Fund's Board of Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to those Series which use a sub-adviser:

o Performing initial due diligence on prospective sub-advisers for the Series

o     Monitoring the performance of the sub-advisers

o     Communicating performance expectations to the sub-advisers

o Ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Series will obtain favorable results at any given time.


The Investment Manager has engaged OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, to provide investment advisory services to Series D OppenheimerFunds, Inc. has operated as an investment adviser since January 1960. Oppenheimer and its subsidiaries and controlled affiliates managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts.


The Investment Manager has engaged Mainstream Investment Advisers, LLC ("Mainstream") to provide investment advisory services with respect to the long/short portion of the assets of Series Z. Mainstream, 101 West Spring Street, Fourth Floor, New Albany, Indiana 47150, managed approximately $218 million in client assets as of December 31, 2005. For its sub-advisory services, the Investment Manager will pay Mainstream from the Investment Manager's assets, and not from Series Z's assets. The sub-advisory fee is an annual base fee equal to 2.50% of that portion of Series Z's assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending on how that portion of Series Z's assets performed relative to the S&P 500 Index during the prior 12 months. During its first 12 months of operations, the Investment Manager paid Mainstream the base fee of 2.50% without any adjustment for performance. Performance adjustments will be based upon the performance during the prior 12 months of that portion of Series Z's assets managed by Mainstream. The maximum performance adjustment upward or downward is 1.50% annually. Depending on the investment performance of Series Z's assets managed by Mainstream, the Investment Manager will pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees (assuming the Series' average daily net assets remain constant during the period). The nature of the performance fee is such that the Investment Manager may pay Mainstream a higher fee when the investment performance of the long/short portion of Series Z is better than the investment record of the S&P 500 Index during the prior 12 months and a lower fee when the investment performance of that portion of the Series' assets is lower than the investment record of the S&P 500 Index during the prior 12 months. For more information about Mainstream's sub-advisory fee, please read the "Sub-Adviser" section of the Statement of Additional Information.

The Investment Manager has engaged NTI, 50 LaSalle Street, Chicago, Illinois 60603, to provide investment advisory services to Series H. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company; an Illinois

--------------------------------------------------------------------------------
state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, NTI and its affiliates has assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

The Investment Manager has engaged Wells Capital Management, Incorporated ("Wells Capital"), 525 Market St., 10th Floor, San Francisco, California 94105, to provide investment advisory services to Series Q. As of December 31, 2005, Wells Capital managed over $174 billion in separate account and fund assets for institutional investors. It is part of Wells Fargo's Institutional Investment Group, which also includes Wells Fargo Funds, 401(k) and retirement products, institutional bond brokerage, and custody services.

The Investment Manager has engaged RS Investment Management, L.P., 388 Market Street, San Francisco, California 94111, to provide investment advisory services to Series X. RS Investments was established in 1993 and as of December 31, 2005, managed approximately $10 billion in assets.

The Investment Manager has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N and Series O. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company for the
T. Rowe Price affiliated companies. T. Rowe Price was founded in 1937. As of December 31, 2005, T. Rowe Price and its affiliates managed approximately $269.5 billion in investments for individual and institutional accounts.

Portfolio Managers -- The Portfolio Managers of the Sub-Advisers oversee the day-to-day operations of the following Series:

--------------------------------------------------------------------------------
                                    SERIES D
                                 (GLOBAL SERIES)
--------------------------------------------------------------------------------

Rajeev Bahman, Vice President of OppenheimerFunds, and portfolio manager of other Oppenheimer funds. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a Bachelor of Arts and an Masters of Business Administration from Cornell University as well as an Masters of Business Administration in International Business from the Katholieke Universiteit te Leuven in Belgium. He is a Chartered Financial Analyst.

--------------------------------------------------------------------------------
                                    SERIES H
                             (ENHANCED INDEX SERIES)
--------------------------------------------------------------------------------

Robert H. Bergson, CFA, Vice President of NTI, has been co-manager of Series H (Enhanced Index Series) since July 2003. He joined NTI in 1997 and has managed equity portfolios specializing in quantitative strategies. Mr. Bergson received a Bachelors in Architecture From Carnegie Mellon University and an Masters of Science degree from Massachusetts Institute of Technology.

--------------------------------------------------------------------------------
                                    SERIES N
                        (MANAGED ASSET ALLOCATION SERIES)
--------------------------------------------------------------------------------

Series N has an investment advisory committee that has day-to-day responsibility for managing the Series and developing and executing the Series' investment program. Edmund M. "Ned" Notzon, III, Ph.D., CFA is chairman of the investment advisory committee and is responsible for implementing and monitoring the portfolio's overall investment strategy, as well as the allocation of the portfolio's assets. Ned is a Vice President of T. Rowe Price and a Senior Portfolio Manager in the firm's Fixed Income Group. Prior to joining T. Rowe Price in 1989, Ned was a charter member of the U.S. Senior Executive Service and the Director of the Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency.

E. Frederick Bair, CFA, CPA, is a Vice President of T. Rowe Price and a Portfolio Manager and Quantitative Analyst in the Systematic Equity Group. He is responsible for the Series' U.S. small cap equity investments. Prior to joining the firm in 1998, Fred was an equity trader at Legg Mason.

Raymond A. Mills, Ph.D., CFA is a Vice President of T. Rowe Price and T. Rowe Price International. He is responsible for making recommendations regarding the Series' foreign equity holdings. Prior to joining the firm in 1997 he was a Principal Systems Engineer on large space systems with The Analytic Sciences Corporation.

Daniel O. Shackelford, CFA, is a Vice President of T. Rowe Price and chairman of the firm's Fixed Income Strategy Committee. He is responsible for making recommendations regarding the Series' investment grade bond investments. Prior to joining the firm in 1999, Dan

--------------------------------------------------------------------------------
was the principal and head of fixed income for Investment Counselors of Maryland.

The Series' U.S. large cap equity investments are selected based on a research-driven strategy utilizing the investment recommendations of a group of the firm's equity research analysts. William J. Stromberg, CFA, Director of Global Equity Research of T. Rowe Price, is the Chairman of the Investment Advisory Committee responsible for implementing the investment strategy. Prior to joining the firm in 1987, Bill was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center.

Mark J. Vaselkiv, a Vice President of T. Rowe Price and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. He is responsible for the Series' investments in high-yield debt securities. Prior to joining the firm in 1988; Mark was a Vice President specializing in high-yield debt for Shenkman Capital Management, and a Private Placement Credit Analyst at Prudential Insurance Company.

--------------------------------------------------------------------------------
                                    SERIES O
                             (EQUITY INCOME SERIES)
--------------------------------------------------------------------------------

Brian C. Rogers, Chief Investment Officer of T. Rowe Price Group, and Portfolio Manager for T. Rowe Price, has managed Series O (Equity Income Series) since its inception in 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

--------------------------------------------------------------------------------
                                    SERIES Q
                            (SMALL CAP VALUE SERIES)
--------------------------------------------------------------------------------

I. Charles Rinaldi, portfolio manager at Wells Capital Management, has been the manager of Series Q (Small Cap Value Series) since its inception in May 2000. He has over 25 years of investment experience. He joined Wells Capital in December 2004. Prior to joining Wells Capital, Mr. Rinaldi was employed by Strong Capital Management beginning in November 1997, and was employed by Mutual of America Capital Management Corporation (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. Mr. Rinaldi received his Bachelor of Science from St. Michael's College in 1965 and his Masters of Business Administration in Finance from Babson College in 1970.

--------------------------------------------------------------------------------
                                    SERIES X
                            (SMALL CAP GROWTH SERIES)
--------------------------------------------------------------------------------

William J. Wolfenden III has been manager of Series X (Small Cap Growth Series) since September 2002. As a principal of RS Investments, he has managed the RS Small Cap Growth strategy and related separate accounts since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a Bachelor of Arts in economics from Southern Methodist University and a Masters of Business Administration with dual concentration in finance and accounting from Vanderbilt University.

--------------------------------------------------------------------------------
                                    SERIES Z
                           (ALPHA OPPORTUNITY SERIES)
--------------------------------------------------------------------------------

William H. Jenkins, Manager of Mainstream, has been a co-manager of Series Z (Alpha Opportunity Series) managing the long/short portion of the Series since its inception in July 2003. He has more than 30 years of investment experience. Mr. Jenkins co-founded Mainstream Investment Advisers, LLC, an investment adviser registered with the SEC, in July 1997. He spent the prior 15 years with Providian Corporation as their sole equity portfolio manager. From 1988 to 1991, he was head of new asset and liability strategies for Providian, in addition to his equity portfolio management responsibilities. Prior to Providian, he worked as a portfolio manager/analyst at McGlinn Capital, Delaware Investment Advisors and Mellon Bank and Trust. Mr. Jenkins holds a Bachelor of Arts degree from Grove City College and a Masters of Business Administration from New York University. He is a Chartered Financial Analyst charterholder.

More Information About Portfolio Managers -- The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of shares of the Series.

Purchase and Redemption of Shares

Security Benefit Life Insurance Company ("SBL") and SBL's affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after receipt and acceptance of an order to buy or receipt of an order to sell by the Fund or its agents. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. A Series' NAV is generally calculated

--------------------------------------------------------------------------------
as of the close of trading on every day the NYSE is open (usually 3:00 p.m. Central Time).

The Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. To the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

The Fund intends to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to the Fund, the Fund reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event of a redemption in kind of portfolio securities of the Fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

Revenue Sharing -- SBL and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Fund or the Fund's shareholders, financial representatives who sell SBL's variable annuity products that invest in the SBL Fund. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative.

Market Timing/Short-Term Trading -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Series to another and then back again after a short period of time. As money is transferred in and out, a Series incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Series' shares disrupt portfolio management, hurt Series performance and drive Series expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Series that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded (such as certain small- and mid-cap issuers), and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing and the Series discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Series. Each Series reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same insurance company on an omnibus basis may be rejected in whole or in part by a Series. Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt.

The policies and procedures of the Series are intended to restrict transfers that are disruptive to the Series or potentially disadvantageous to other shareholders. Although the Series have adopted policies and procedures, the Series are dependant upon insurance companies offering the Series' shares to implement the policies and procedures to its contract owners investing in the Series. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Series' policies and procedures take into account, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers made within the previous 12 months;

o     transfers to and from (or from and to) the same Series;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Series are disruptive or potentially disadvantageous to other shareholders, the Series' policies and procedures may require the insurance company to send the shareholder (the insurance company's contract owner) a letter notifying the shareholder that the insurance company is prohibiting the shareholder from making telephone transfers or other electronic transfers

--------------------------------------------------------------------------------
and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, after the shareholder makes four "round trip transfers" during any prior 12-month period, the insurance company will prohibit further transfers until transfers may be made that do not exceed this limitation. A "round trip transfer" is a transfer involving $5,000 or more (1) from a Series followed by a transfer to that Series or (2) to a Series followed by a transfer from that Series, although the Fund reserves the right to consider transfers in lesser amounts to constitute round trips.

In their sole discretion, the Series may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Series' policies and procedures do not require insurance companies to include transfers made pursuant to dollar cost averaging and asset reallocation options available under their variable insurance contracts.

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may employ a variety of strategies to avoid detection, and an insurance company's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. In addition, the terms of an insurance company's variable insurance contract may also limit the insurance company's ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Series nor the insurance companies can guarantee that the policies and procedures will detect every potential market timer, but the Series do require insurance companies to apply the policies and procedures adopted by the Board consistently to all their contract owners without special arrangement, waiver, or exception, except with respect to transfers in and out of Series C (Money Market Series), which are not restricted or limited.

Because the Series cannot guarantee that all harmful trading activity will be detected, and because the cooperation of insurance companies and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that an insurance company implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

Distributions and Federal Income Tax Considerations

Each Series pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income, and sources of income. If a Series qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes. Each Series also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contract so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Series to the insurance company's separate accounts.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.

--------------------------------------------------------------------------------

Determination of Net Asset Value

The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on days when the NYSE is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series do not price their shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Series' valuation procedures, with the goal of accurately reflecting the current value of each Series' portfolio holdings in the Series' net asset value per share. There can be no assurance that a Series could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Series determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

Investment Policies and Management Practices

This section takes a detailed look at some of the types of securities the Series may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of the Series' other investments. The Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program. Investors should be aware that the investments made by a Series and the results achieved by a Series at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager or a sub-adviser acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series.

The following pages describe some of the investments that may be made by the Series, as well as some of the management practices of the Series.

--------------------------------------------------------------------------------

Foreign Securities -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series. Each Series other than Series C may invest in foreign securities.

Emerging Markets -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller Companies -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Convertible Securities and Warrants -- Each Series other than Series C may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Asset-Backed Securities -- An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty.

Mortgage-Backed Securities -- Series E, N and P may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Series. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The three largest issuers of these securities are the Government National Mortgage Association
(GNMA), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. Government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.


--------------------------------------------------------------------------------

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Series' net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional mortgage-backed securities in which these Series may invest include Collateralized Mortgage Obligations (CMOs) and stripped mortgage securities. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments
(IOs) and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Series can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Series' investment in CMOs, IOs, or POs will be successful, and a Series' total return could be adversely affected as a result.

Senior Loans -- Series P may invest in Senior Loans. Senior Loans are loans that are typically made to corporate borrowers to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases and internal growth. Senior Loans generally hold one of the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries and/ or affiliates, and intangible assets including trademarks, copyrights, patent rights and franchise value. Series P may also receive guarantees as a form of collateral.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). This means Senior Loans are generally repaid before unsecured bank loans, unsecured corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. The Senior Loans that Series P acquires typically has a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. Because of prepayments and refinancings, the average life of a typical Senior Loan generally has been approximately 18 to 30 months. Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 2.00% and the borrower were paying a fixed spread of 3.00%, the total interest rate paid by the borrower would be 5.00%. Base rates and, therefore, the total rates paid on Senior Loans float. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers may tend to choose longer reset periods, and during periods of declining interest rates, borrowers may tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between Series P and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Series should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Series would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Series could experience a decrease in NAV.

Series P will not originate Senior Loans. Consequently, the Series invests in Senior Loans by purchasing an assignment of a portion of a Senior Loan from a third party. Occasionally, it may also acquire a participation interest in Senior Loans. Series P will purchase an assignment with respect to a Senior Loan, only if the agent is determined by the Investment Manager, in its reasonable judgment to be creditworthy. There is no minimum rating or other independent evaluation of a borrower limiting the Series' investments and most Senior Loans that Series P may acquire, if rated, will be rated below investment grade credit quality.

When Series P is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. When Series P purchases a participation interest either from a lender or a participant, the Series typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Series is subject to the credit risk of the lender or participant who sold the participation interest to the Series, in addition to the usual credit risk of the borrower.

Series P may be in possession of material non-public information about a borrower as a result of its ownership of a Senior Loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of non-public information, Series P might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Initial Public Offering -- A Series' investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Series and particularly those with a small asset base. There is no guarantee that as a Series' assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series' investments in IPOs may make it subject to more erratic price movements than the overall equity market. Series X may be particularly susceptible to IPO risk.

High Yield Securities -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager or relevant Sub-Adviser's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than


--------------------------------------------------------------------------------
bonds, but junk bond investors should be prepared for it. Series P may be particularly susceptible to the risks of high yield securities.

Hard Asset Securities -- Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline. Each of the Series which invest in equity securities as part of their investment program may invest in hard asset securities.

Guaranteed Investment Contracts ("GICs") -- When investing in GICs, a Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Futures and Options -- Many of the Series may utilize futures contracts and options on futures. The Series also may purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series' custodian). If a Series sells a covered call option, it receives a premium from the purchaser of the call option, which may provide additional income to the Series. The selling of covered call options may tend to reduce the volatility of a Series because the premiums received from selling the options will reduce any losses on the underlying securities by the amount of the premiums. However, selling covered call options will also limit a Series' gain, if any, on the underlying securities if the option is exercised by the purchaser. If a call option expires unexercised, the Series that wrote the option realizes a gain in the amount of the premium received. Those Series which invest in non-dollar denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

Hybrid Instruments -- Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be


--------------------------------------------------------------------------------
successful. Each Series other than Series C may invest in hybrid instruments.

Swaps, Caps, Floors and Collars -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

When-Issued Securities and Forward Commitment Contracts -- The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series, other than Series C, may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

Cash Reserves -- Cash reserves maintained by a Series may include domestic, and for certain Series, foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant Sub-Adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

Shares of Other Investment Vehicles -- Other than as noted below for Series N and Series O, a Series' investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each Series may invest in the shares of other investment vehicles. Series N and Series O may invest up to 25% of their assets in shares of the T. Rowe Price Reserve Investment Fund, an internally managed money market fund at T. Rowe Price.

Borrowing -- While the Series have no present intention of borrowing for investment purposes, the Series may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it may be deemed to be using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending -- For purposes of realizing additional income, the Series may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

Portfolio Turnover -- Although the Series will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs.


--------------------------------------------------------------------------------

General Information

Contractowner Inquiries -- If you have questions concerning your account or wish to obtain additional information, you may write to SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001, or call (785) 438-3000 or 1-800-888-2461.

Financial Highlights


The financial highlights table is intended to help you understand the financial performance of each Series during the past five years, or the period since commencement of a Series (if shorter). Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. The total returns do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the total returns would be lower. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------------
SERIES A (Equity Series)
------------------------------------------------------------------------------------------------------------------
                                                                       Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                    2005         2004          2003          2002         2001(c)
                                                                 ----          ----          ----         -------
Per Share Data
Net asset value beginning of period .........    $  21.93     $  20.37      $  16.83      $  22.36      $  28.50

Income from Investment Operations:
Net investment income (loss) ................        0.16         0.18          0.13          0.10          0.06
Net gain (loss) on securities
   (realized & unrealized) ..................        0.79         1.40          3.53         (5.47)        (3.14)
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        0.95         1.58          3.66         (5.37)        (3.08)

Less Distributions:
Dividends (from net investment income) ......          --        (0.02)        (0.12)        (0.16)        (0.05)
Distributions (from capital gains) ..........          --           --            --            --         (3.01)
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --        (0.02)        (0.12)        (0.16)        (3.06)
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $  22.88     $  21.93      $  20.37      $  16.83      $  22.36
                                                              ========      ========      ========      ========
Total return (a) ............................        4.33%        7.77%        21.74%       (24.10)%      (11.41)%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $466,931     $530,096      $559,290      $517,837      $790,602
Ratio of expenses to average net assets .....        0.89%        0.87%         0.82%         0.82%         0.83%
Ratio of net investment income
   (loss) to average net assets .............        0.55%        0.81%         0.66%         0.49%         0.26%
Portfolio turnover rate .....................          37%          27%           53%           25%           20%
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES B (Large Cap Value Series)
------------------------------------------------------------------------------------------------------------------
                                                                 Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                  2005(m)      2004(c)       2003(c)       2002(c)     2001(c)(d)
                                                               -------       -------       -------     ----------
Per Share Data
Net asset value beginning of period .........    $  19.58     $  17.68      $  13.84      $  18.59      $  19.93

Income from Investment Operations:
Net investment income (loss) ................        0.24         0.21          0.14          0.13          0.18
Net gain (loss) on securities
   (realized & unrealized) ..................        1.82         1.70          3.84         (4.58)        (1.29)
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        2.06         1.91          3.98         (4.45)        (1.11)

Less Distributions:
Dividends (from net investment income) ......          --        (0.01)        (0.14)        (0.30)        (0.23)
Distributions (from capital gains) ..........          --           --            --            --            --
Distributions (in excess of capital gains) ..          --           --            --            --            --
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --        (0.01)        (0.14)        (0.30)        (0.23)
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $  21.64     $  19.58      $  17.68      $  13.84      $  18.59
                                                 ========     ========      ========      ========      ========
Total return (a) ............................       10.52%       10.82%        28.81%       (24.14)%       (5.60)%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $410,692     $429,493      $434,575      $370,746      $563,240
Ratio of expenses to average net assets .....        0.84%        0.92%         0.89%         0.91%         0.93%
Ratio of net investment income
   (loss) to average net assets .............        0.98%        1.09%         0.93%         0.74%         0.89%
Portfolio turnover rate .....................          99%          73%           60%           68%          145%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES C (Money Market Series)
------------------------------------------------------------------------------------------------------------------
                                                                  Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                   2005         2004          2003          2002          2001
                                                                ----          ----          ----          ----
Per Share Data
Net asset value beginning of period .........    $  11.87     $  11.79      $  11.82      $  12.20      $  12.69

Income from Investment Operations:
Net investment income (loss) ................        0.33         0.11          0.09          0.16          0.54
Net gain (loss) on securities
   (realized & unrealized) ..................       (0.01)       (0.02)        (0.02)        (0.02)        (0.09)
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        0.32         0.09          0.07          0.14          0.45

Less Distributions:
Dividends (from net investment income) ......          --        (0.01)        (0.10)        (0.52)        (0.94)
Distributions (from capital gains) ..........          --           --            --            --            --
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --        (0.01)        (0.10)        (0.52)        (0.94)
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $  12.19     $  11.87      $  11.79      $  11.82      $  12.20
                                                 ========     ========      ========      ========      ========
Total return (a) ............................        2.70%        0.72%         0.55%         1.20%         3.75%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $ 71,655     $ 66,084      $ 86,458      $117,297      $131,277
Ratio of expenses to average net assets .....        0.69%        0.65%         0.59%         0.58%         0.58%
Ratio of net investment income
   (loss) to average net assets .............        2.63%        0.70%         0.63%         1.26%         3.50%
Portfolio turnover rate .....................          --           --            --            --            --
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES D (Global Series)
------------------------------------------------------------------------------------------------------------------
                                                                  Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                   2005         2004         2003(k)       2002(k)        2001
                                                                ----         -------       -------        ----
Per Share Data
Net asset value beginning of period .........    $   8.28     $   6.97      $   4.87      $   6.31      $   8.49

Income from Investment Operations:
Net investment income (loss) ................        0.03         0.03          0.03          0.02            --
Net gain (loss) on securities
   (realized & unrealized) ..................        1.09         1.28          2.09         (1.45)        (0.97)
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        1.12         1.31          2.12         (1.43)        (0.97)

Less Distributions:
Dividends (from net investment income) ......          --           --         (0.02)        (0.01)           --
Distributions (from capital gains) ..........          --           --            --            --         (0.94)
                                                 --------     --------      --------      --------      --------
Distributions (in excess of capital gains) ..          --           --            --            --         (0.27)
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --           --         (0.02)        (0.01)        (1.21)
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $   9.40     $   8.28      $   6.97      $   4.87      $   6.31
                                                 ========     ========      ========      ========      ========
Total return (a) ............................       13.53%       18.79%        43.45%       (22.71)%      (12.25)%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $516,213     $466,577      $427,609      $305,053      $431,252
Ratio of expenses to average net assets .....        1.24%        1.23%         1.25%         1.23%         1.20%
Ratio of net investment income
   (loss) to average net assets .............        0.30%        0.37%         0.44%         0.27%         0.07%(n)
Portfolio turnover rate .....................          33%          28%           44%           48%           41%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES E (Diversified Income Series)
------------------------------------------------------------------------------------------------------------------
                                                                 Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                  2005(b)      2004(b)        2003          2002         2001(e)
                                                               -------        ----          ----         -------
Per Share Data
Net asset value beginning of period .........    $  11.36     $  11.04      $  11.83      $  11.40      $  11.37

Income from Investment Operations:
Net investment income (loss) ................        0.49         0.50          0.68          0.51          0.58
Net gain (loss) on securities
   (realized & unrealized) ..................       (0.28        (0.08)        (0.31)         0.51          0.20
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        0.21         0.42          0.37          1.02          0.78

Less Distributions:
Dividends (from net investment income) ......          --        (0.10)        (1.16)        (0.59)        (0.75)
Distributions (from capital gains) ..........          --           --            --            --            --
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --        (0.10)        (1.16)        (0.59)        (0.75)
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $  11.57     $  11.36      $  11.04      $  11.83      $  11.40
                                                 ========     ========      ========      ========      ========
Total return (a) ............................        1.85%        3.82%         3.19%         9.29%         7.18%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $159,386     $159,527      $159,472      $195,754      $142,538
Ratio of expenses to average net assets .....        0.77%        0.75%         0.84%         0.83%         0.83%
Ratio of net investment income
   (loss) to average net assets .............        4.23%        4.42%         4.39%         5.00%         5.67%
Portfolio turnover rate .....................          60%          39%           45%           32%           46%
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES H (Enhanced Index Series)
------------------------------------------------------------------------------------------------------------------
                                                                 Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                  2005(b)      2004(b)     2003(b)(i)       2002          2001
                                                  -------      -------     ----------       ----          ----
Per Share Data
Net asset value beginning of period .........    $   9.12     $   8.31      $   6.55      $   8.62      $   9.95

Income from Investment Operations:
Net investment income (loss) ................        0.11         0.11          0.07          0.05          0.05
Net gain (loss) on securities
   (realized & unrealized) ..................        0.35         0.71          1.75         (2.02)        (1.34)
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        0.46         0.82          1.82         (1.97)        (1.29)

Less Distributions:
Dividends (from net investment income) ......          --        (0.01)        (0.06)        (0.10)        (0.04)
Distributions (from capital gains) ..........          --           --            --            --            --
Distributions (in excess of capital gains) ..          --           --            --            --            --
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --        (0.01)        (0.06)        (0.10)        (0.04)
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $   9.58     $   9.12      $   8.31      $   6.55      $   8.62
                                                 ========     ========      ========      ========      ========
Total return (a) ............................        5.04%        9.85%        27.78%       (22.98)%      (12.99)%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $ 40,101     $ 38,822      $ 33,371      $ 25,052      $ 42,112
Ratio of expenses to average net assets .....        0.79%        0.74%         0.77%         0.99%         0.91%
Ratio of net investment income
   (loss) to average net assets .............        1.15%        1.32%         0.94%         0.56%         0.57%

Portfolio turnover rate .....................         106%          98%           44%           74%           29%

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES J (Mid Cap Growth Series)
------------------------------------------------------------------------------------------------------------------
                                                                  Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                   2005         2004         2003(n)        2002         2001(c)
                                                   ----         ----         -------        ----         -------
Per Share Data
Net asset value beginning of period .........    $  27.63     $  25.09      $  16.05      $  24.12      $  32.82

Income from Investment Operations:
Net investment income (loss) ................       (0.13)       (0.14)        (0.11)        (0.11)        (0.13)
Net gain (loss) on securities
   (realized & unrealized) ..................        2.29         2.68          9.15         (6.69)        (4.43)
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        2.16         2.54          9.04         (6.80)        (4.56)

Less Distributions:
Dividends (from net investment income) ......          --           --            --            --            --
Distributions (from capital gains) ..........          --           --            --         (1.27)        (4.14)
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --           --            --         (1.27)        (4.14)
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $  29.79     $  27.63      $  25.09      $  16.05      $  24.12
                                                 ========     ========      ========      ========      ========
Total return (a) ............................        7.82%       10.12%        56.32%       (29.48)%      (14.89)%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $420,798     $437,789      $447,928      $293,378      $470,236
Ratio of expenses to average net assets .....        0.90%        0.88%         0.83%         0.83%         0.84%
Ratio of net investment income
   (loss) to average net assets .............       (0.47)%      (0.53)%       (0.55)%       (0.56)%       (0.53)%
Portfolio turnover rate .....................          29%          37%           61%           41%           39%
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES N (Managed Asset Allocation Series)
------------------------------------------------------------------------------------------------------------------
                                                                  Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                   2005         2004          2003          2002          2001
                                                   ----         ----          ----          ----          ----
Per Share Data
Net asset value beginning of period .........    $  15.86     $  14.40      $  11.80      $  13.63      $  16.08

Income from Investment Operations:
Net investment income (loss) ................        0.23         0.27          0.23          0.30          0.33
Net gain (loss) on securities
   (realized & unrealized) ..................        0.46         1.27          2.59         (1.59)        (1.10)
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        0.69         1.54          2.82         (1.29)        (0.77)

Less Distributions:
Dividends (from net investment income) ......          --        (0.08)        (0.22)        (0.54)        (0.44)
Distributions (from capital gains) ..........          --           --            --            --         (1.24)
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --        (0.08)        (0.22)        (0.54)        (1.68)
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $  16.55     $  15.86      $  14.40      $  11.80      $  13.63
                                                 ========     ========      ========      ========      ========
Total return (a) ............................        4.35%       10.72%        23.90%        (9.63)%       (5.08)%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $ 97,690     $ 93,087      $ 86,383      $ 67,762      $ 87,348
Ratio of expenses to average net assets .....        1.41%        1.39%         1.23%         1.26%         1.25%
Ratio of net investment income
   (loss) to average net assets .............        1.44%        1.75%         1.86%         2.22%         2.34%
Portfolio turnover rate .....................          67%          79%           98%          116%           98%

------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES O (Equity Income Series)
------------------------------------------------------------------------------------------------------------------
                                                                  Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                   2005         2004         2003(c)       2002(c)        2001
                                                                ----         -------       -------        ----
Per Share Data
Net asset value beginning of period .........    $  18.44     $  16.14      $  13.17      $  16.00      $  17.66

Income from Investment Operations:
Net investment income (loss) ................        0.23         0.21          0.22          0.20          0.21
Net gain (loss) on securities
   (realized & unrealized) ..................        0.46         2.12          3.09         (2.26)           --
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        0.69         2.33          3.31         (2.06)         0.21

Less Distributions:
Dividends (from net investment income) ......          --        (0.03)        (0.20)        (0.39)        (0.30)
Distributions (from capital gains) ..........          --           --         (0.14)        (0.38)        (1.57)
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --        (0.03)        (0.34)        (0.77)        (1.87)
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $  19.13     $  18.44      $  16.14      $  13.17      $  16.00
                                                 ========     ========      ========      ========      ========
Total return (a) ............................        3.74%       14.43%        25.25%       (13.43)%        1.32%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $259,728     $240,833      $196,720      $163,555      $186,826
Ratio of expenses to average net assets .....        1.15%        1.13%         1.09%         1.09%         1.08%
Ratio of net investment income
   (loss) to average net assets .............        1.29%        1.31%         1.55%         1.40%         1.32%
Portfolio turnover rate .....................          20%          20%           19%           23%           21%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES P (High Yield Series)
------------------------------------------------------------------------------------------------------------------
                                                                  Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                   2005         2004          2003         2002(i)       2001(f)
                                                                ----          ----         -------       -------
Per Share Data
Net asset value beginning of period .........    $  16.28     $  14.71      $  12.79      $  13.60      $  14.25

Income from Investment Operations:
Net investment income (loss) ................        1.09         1.12          0.90          0.93          1.26
Net gain (loss) on securities
   (realized & unrealized) ..................       (0.47)        0.58          1.87         (0.88)        (0.63)
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        0.62         1.70          2.77          0.05          0.63

Less Distributions:
Dividends (from net investment income) ......          --        (0.13)        (0.85)        (0.86)        (1.28)
Distributions (from capital gains) ..........          --           --            --            --            --

Return of Capital ...........................          --           --            --            --            --
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --        (0.13)        (0.85)        (0.86)        (1.28)
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $  16.90     $  16.28      $  14.71      $  12.79      $  13.60
                                                 ========     ========      ========      ========      ========
Total return (a) ............................        3.81%       11.61%        21.71%         0.41%         4.43%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $ 77,971     $ 74,316      $ 78,491      $ 41,381      $ 29,384
Ratio of expenses to average net assets .....        0.97%        0.94%         0.87%         0.88%         0.86%
Ratio of net investment income
   (loss) to average net assets .............        7.13%        7.08%         7.53%         8.12%         8.73%
Portfolio turnover rate .....................          64%          63%           52%           80%           80%
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES Q (Small Cap Value Series)
------------------------------------------------------------------------------------------------------------------
                                                               Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                   2005         2004          2003          2002         2001(c)
                                                   ----         ----          ----          ----         -------
Per Share Data
Net asset value beginning of period .........    $  20.13     $  16.84      $  11.24      $  12.79      $  10.74

Income from Investment Operations:
Net investment income (loss) ................       (0.11)       (0.12)        (0.03)        (0.09)        (0.04)
Net gain (loss) on securities
   (realized & unrealized) ..................        3.03         3.53          5.73         (0.79)         2.41
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        2.92         3.41          5.70         (0.88)         2.37

Less Distributions:
Dividends (from net investment income) ......          --           --            --            --            --
Distributions (from capital gains) ..........          --        (0.12)        (0.10)        (0.67)        (0.32)
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --        (0.12)        (0.10)        (0.67)        (0.32)
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $  23.05     $  20.13      $  16.84      $  11.24      $  12.79
                                                 ========     ========      ========      ========      ========
Total return (a) ............................       14.51%       20.37%        50.90%        (6.96)%       22.16%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $144,166     $112,133      $ 87,297      $ 50,830      $ 58,198
Ratio of expenses to average net assets .....        1.22%        1.19%         1.22%         1.22%         1.18%
Ratio of net investment income
   (loss) to average net assets .............       (0.58)%      (0.68)%       (0.28)%       (0.59)%       (0.42)%
Portfolio turnover rate .....................          37%          43%           37%           56%           47%
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES V (Mid Cap Value Series)
------------------------------------------------------------------------------------------------------------------
                                                                  Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                   2005         2004          2003          2002         2001(c)
                                                                ----          ----          ----         -------
Per Share Data
Net asset value beginning of period .........    $  35.10     $  28.33      $  18.68      $  23.49      $  22.19

Income from Investment Operations:
Net investment income (loss) ................        0.14         0.11          0.07          0.10          0.09
Net gain (loss) on securities
   (realized & unrealized) ..................        5.55         7.39         10.03         (3.16)         2.31
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        5.69         7.50         10.10         (3.06)         2.40

Less Distributions:
Dividends (from net investment income) ......          --        (0.01)        (0.06)        (0.19)        (0.08)
Distributions (from capital gains) ..........          --        (0.72)        (0.39)        (1.56)        (1.02)
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --        (0.73)        (0.45)        (1.75)        (1.10)
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $  40.79     $  35.10      $  28.33      $  18.68      $  23.49
                                                 ========     ========      ========      ========      ========
Total return (a) ............................       16.21%       26.97%        54.27%       (14.07)%       11.13%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $384,494     $307,536      $223,658      $147,512      $166,860
Ratio of expenses to average net assets .....        0.90%        0.88%         0.83%         0.84%         0.85%
Ratio of net investment income
   (loss) to average net assets .............        0.44%        0.37%         0.36%         0.46%         0.43%
Portfolio turnover rate .....................          29%          43%           59%           65%           50%
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES X (Small Cap Growth Series)
------------------------------------------------------------------------------------------------------------------
                                                                  Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                   2005         2004         2003(c)       2002(h)        2001
                                                                ----         -------       -------        ----
Per Share Data
Net asset value beginning of period .........    $  17.05     $  14.55      $   9.30      $  12.66      $  17.55

Income from Investment Operations:
Net investment income (loss) ................       (0.15)       (0.14)        (0.10)        (0.10)        (0.09)
Net gain (loss) on securities
   (realized & unrealized) ..................        1.43         2.64          5.35         (3.26)        (4.80)
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        1.28         2.50          5.25         (3.36)        (4.89)

Less Distributions:
Dividends (from net investment income) ......          --           --            --            --            --
Distributions (from capital gains) ..........          --           --            --            --            --
Distributions (in excess of capital gains) ..          --           --            --            --            --
Return of capital ...........................          --           --            --            --            --
                                                 --------     --------      --------      --------      --------
Total distributions .........................          --           --            --            --            --
                                                 --------     --------      --------      --------      --------
Net asset value end of period ...............    $  18.33     $  17.05      $  14.55      $   9.30      $  12.66
                                                 ========     ========      ========      ========      ========
Total return (a) ............................        7.51%       17.18%        56.45%       (26.54)%      (27.86)%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $ 90,671     $ 91,868      $ 89,740      $ 48,193      $ 73,408
Ratio of expenses to average net assets .....        1.19%        1.17%         1.17%         1.15%         1.15%
Ratio of net investment income
   (loss) to average net assets .............       (0.85)%      (0.89)%       (1.00)%       (0.89)%       (0.66)%
Portfolio turnover rate .....................         116%         146%          208%          282%          353%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SERIES Y (Select 25 Series)
------------------------------------------------------------------------------------------------------------------
                                                                  Fiscal year ended December 31
                                                ------------------------------------------------------------------
                                                  2005(n)       2004          2003          2002          2001
                                                                ----          ----          ----          ----
Per Share Data
Net asset value beginning of period .........    $   9.02     $   8.08      $   6.86      $   9.35      $  10.38

Income from Investment Operations:
Net investment income (loss) ................          --        (0.01)           --         (0.01)        (0.02)
Net gain (loss) on securities
   (realized & unrealized) ..................        1.06         0.95          1.22         (2.48)        (1.01)
                                                 --------     --------      --------      --------      --------
Total from investment operations ............        1.06         0.94          1.22         (2.49)        (1.03)

Less Distributions:
Dividends (from net investment income) ......          --           --            --            --            --
Distributions (from capital gains) ..........          --           --            --            --            --
                                                              --------      --------      --------      --------
Total distributions .........................          --           --            --            --            --
                                                              --------      --------      --------      --------
Net asset value end of period ...............    $  10.08     $   9.02      $   8.08      $   6.86      $   9.35
                                                 ========     ========      ========      ========      ========
Total return (b) ............................       11.75%       11.63%        17.78%       (26.63)%       (9.92)%

Ratios/Supplemental Data
Net assets end of period (thousands) ........    $ 37,018     $ 33,832      $ 34,790      $ 34,286      $ 52,998
Ratio of expenses to average net assets .....        0.99%        0.95%         0.93%         0.89%         0.88%
Ratio of net investment income
   (loss) to average net assets .............       (0.04)%      (0.15)%       (0.01)%       (0.18)%       (0.20)%
Portfolio turnover rate .....................          28%          42%           49%           34%           38%
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SERIES Z (Alpha Opportunity Series)
------------------------------------------------------------------------------------------
                                                      Fiscal year ended December 31
                                               -------------------------------------------
                                                 2005(o)(p)      2004(b)    2003(b)(c)(j)
                                                 ----------      -------    -------------
Per Share Data
Net asset value beginning of period ..........    $  11.57      $  11.18      $  10.00

Income from Investment Operations:
Net investment income (loss) .................       (0.02)        (0.07)        (0.06)
Net gain (loss) on securities
   (realized & unrealized) ...................        0.79          1.42          1.88
                                                  --------      --------      --------
Total from investment operations .............        0.77          1.35          1.82

Less Distributions:
Dividends (from net investment income) .......          --            --            --
Distributions (from capital gains) ...........          --         (0.96)        (0.64)
                                                                --------      --------
Total distributions ..........................          --         (0.96)        (0.64)
                                                                --------      --------
Net asset value end of period ................    $  12.34      $  11.57      $  11.18
                                                  ========      ========      ========
Total return (a) .............................        6.66%        12.58%        18.33%

Ratios/Supplemental Data
Net assets end of period (thousands) .........    $ 25,660      $ 19,161      $  6,738
Ratio of expenses to average net assets ......        2.50%         2.57%         2.52%
Ratio of net investment income
   (loss) to average net assets ..............       (0.21)%       (1.12)%       (1.33)%
Portfolio turnover rate ......................       1,509%         1054%          966%
------------------------------------------------------------------------------------------

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. If such expenses were reflected, the total return would be lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Fund expenses for Series E, H and Z were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

      --------------------------------------------------------------------
                     2005        2004        2003        2002        2001
      --------------------------------------------------------------------
      Series E       0.92%       0.89%         --          --          --
      --------------------------------------------------------------------
      Series H       1.04%       0.99%       0.96%         --          --
      --------------------------------------------------------------------
      Series Z         --        2.78%       2.62%         --          --
      --------------------------------------------------------------------

(c) Expense ratios were calculated without the reduction for custodian fees earnings credits and marketing fees paid indirectly. Expense ratios with such reductions were as follows:

      --------------------------------------------------------------------
                     2005        2004        2003        2002        2001
      --------------------------------------------------------------------
      Series A         --          --          --          --        0.82%
      --------------------------------------------------------------------
      Series B         --        0.87%       0.83%       0.82%       0.83%
      --------------------------------------------------------------------
      Series C         --          --          --          --          --
      --------------------------------------------------------------------
      Series D         --          --          --          --          --
      --------------------------------------------------------------------
      Series E         --          --          --          --          --
      --------------------------------------------------------------------
      Series H         --          --          --          --          --
      --------------------------------------------------------------------
      Series J         --          --          --          --        0.83%
      --------------------------------------------------------------------
      Series N         --          --          --          --          --
      --------------------------------------------------------------------
      Series O         --          --        1.08%       1.08%         --
      --------------------------------------------------------------------
      Series P         --          --          --          --          --
      --------------------------------------------------------------------
      Series Q         --          --          --          --        1.17%
      --------------------------------------------------------------------
      Series V         --          --          --          --        0.83%
      --------------------------------------------------------------------
      Series X       1.18%         --        1.16%         --          --
      --------------------------------------------------------------------
      Series Y         --          --          --          --          --
      --------------------------------------------------------------------
      Series Z         --          --        2.50%         --          --
      --------------------------------------------------------------------

(d) The Dreyfus Corporation became sub-adviser for Series B effective January 1, 2001. Prior to January 1, 2001, advisory services were provided by the Investment Manager.

(e) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001, was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase (decrease) the ratio of net investment income to average net assets from (0.02)% to 0.12%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(f) The financial highlights for Series D as set forth herein exclude the historical financial highlights of Series M. The assets of Series M were acquired by Series D on August 27, 2002.

(g) The financial highlights for Series P as set forth herein exclude the historical highlight of Series K. The assets of Series K were acquired by Series P on August 27, 2002.

(h) RS Investment Management, L.P., became the sub-adviser of Series X effective September 3, 2002. Prior to September 3, 2002,



--------------------------------------------------------------------------------

      The Investment Manager paid Strong Capital Management, Inc., for sub-advisory services.

(i) NTI became the sub-adviser of Series H effective May 1, 2003. Prior to May 1, 2003, the Investment Manager paid Deutsche Asset Management for subadvisory services.

(j) Series Z was initially capitalized on July 7, 2003, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(k) The financial highlights for Series D as set forth herein exclude the historical financial highlights of Series I. The assets of Series I were acquired by Series D on October 3, 2003.

(l) The financial highlights for Series J as set forth herein exclude the historical financial highlights of Series T. The assets of Series T were acquired by Series J on October 3, 2003.

(m) Prior to June 30, 2005, the Investment Manager paid Dreyfus Corporation for sub-advisory services. Effective June 30, 2005, the Investment Manager became solely responsible for managing Series B.

(n)   Net investment income is less than $0.01 per share.

(o) Series Z expense ratio prior to performance fee adjustment was 2.47% at December 31, 2005.

(p) Series Z expense ratio including dividends on short sales was 2.53% at December 31, 2005.



--------------------------------------------------------------------------------

APPENDIX A

Description of
Short-Term Instruments

The types of instruments that will form the major part of Series C's (Money Market Series) investments are described below:

U.S. Government Securities -- Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

Commercial Paper -- Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Banker's Acceptances -- A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Description of
Commercial Paper Ratings

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Description of
Corporate Bond Ratings

Moody's Investors Service, Inc. -- Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are


--------------------------------------------------------------------------------
generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation -- AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds in which no interest is being paid.

D. Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


--------------------------------------------------------------------------------

For More Information

--------------------------------------------------------------------------------
By Telephone -- Call 1-800-888-2461.

By Mail -- Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

On the Internet -- Reports and other information about the Fund can be viewed online or downloaded from:

SEC: On the EDGAR Database at http://www.sec.gov

SMC, LLC: http://www.securitybenefit.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
--------------------------------------------------------------------------------

The Fund's prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Fund correspond to the subaccounts offered in such prospectuses.

Annual/Semi-Annual Report -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information -- The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SMC, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                               SBL Fund 811-02753


--------------------------------------------------------------------------------
                                       63